Exhibit 10.45

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 6

To the

WorldView 3 Satellite Purchase Agreement #60150

This Amendment No. 6 (“Amendment”) to WorldView 3 Satellite Purchase Agreement #60150 (the “Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and Ball Aerospace & Technologies Corp., a Delaware corporation with its principal offices located at 1600 Commerce Street, Boulder, CO 80301 (“BATC”). As used in this Agreement, “Party” means either DigitalGlobe or BATC, as appropriate, and “Parties” means DigitalGlobe and BATC.

WHEREAS, DigitalGlobe and BATC entered into the WorldView 3 Satellite Purchase Agreement #60150 (“Agreement”) on September 1, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposals (“ECP”):

1.	ECP 015: [**Redacted**].

This change directs BATC to [**Redacted**].

Price: The Firm-Fixed Price for the [**Redacted**] is [**Redacted**].

2.	ECP 016: [**Redacted**].

This change directs BATC to [**Redacted**].

Price: The Firm-Fixed Price for the [**Redacted**] is [**Redacted**].

3.	ECP 017: Document Updates

This change updates four specifications currently under contract. In addition the Payment Milestone Schedule, Exhibit 3, has been updated.

Therefore, this Amendment updates and updates the following documents which are provided as Attachments 1-5 to the Agreement.

a.	Exhibit 1 to the Agreement, titled “Statement of Work for the WorldView 3 Satellite—10329656, Rev 4.0,” and dated 24 October 2011, is replaced in its entirety by the updated version “Statement of Work for the WorldView 3 Satellite—10329656, Rev 5.0,” dated 14 December 2011, included as Attachment 1 to this Amendment; and

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

b.	Exhibit 2 to the Agreement, titled “DigitalGlobe WorldView 3 Satellite Specification – 10329655, Rev 8.0,” and dated 2 November 2011, is replaced in its entirety by the updated version “WorldView-3 Satellite Specification – 10329655, Rev 9.0”, dated 19 December 2011, included as Attachment 2 to this Amendment; and

c.	Exhibit 3 to the Agreement, titled “WorldView 3 Payment Milestone Schedule – 10329669, Rev 4.0” and dated 24 October 2011, is replaced in its entirety by the updated version “WorldView 3 Payment Milestone Schedule, Rev—10329669, Rev 5.0,” dated 14 December 2011, included as Attachment 3 to this Amendment; and

d.	“WorldView-3 Spacecraft Simulator Specification – 10258368, Rev 3.0”, and dated 24 October 2011, is replaced in its entirety by the document “WorldView-3 Spacecraft Simulator Specification – 10258368, Rev 4.0”, dated 12 December 2011, included as Attachment 4 to this Amendment.

e.	[**Redacted**]

SUMMARY

The value for these ECPs is $285,000, outlined in the following table:

Change #	Change Description	$
015	[**Redacted**]	[**Redacted**]
016	[**Redacted**]	[**Redacted**]
017	Documentation Updates	$0.00
	TOTAL	$285,000.00

Contract Value Summary

Previous Contract Value	$217,277,399.00
ECPs	$285,000.00
New Contract Value	$217,562,399.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment No. 6 is hereby executed and agreed to by DigitalGlobe and BATC and shall be binding and effective as of the last date executed below.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

Ball Aerospace & Technologies Corp.	DigitalGlobe, Inc.

[**Redacted**]	/s/ Yancey Spruill
Signature	Signature

[**Redacted**]	Yancey Spruill
Name	Name

[**Redacted**]	E.V.P. & Chief Financial Officer
Title	Title

12 January 2012 Date	January 29, 2012 Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

Attachment 1

Statement of Work for the WorldView3 Satellite, Rev 5.0

Dated 14 December 2011

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WV3 Satellite Statement of Work_ Doc Number 10329656

Exhibit 1 to Agreement 60150

Statement of Work

for the WorldView 3

Satellite

Document Number	10329656
Release Date:	Dec 14, 2011
Issue/Revision:	Release 5.0
Prepared by:	Brian Uzzle
Approved by	Steve Linn

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to DigitalGlobe Incorporated, to its subsidiaries, or to a third party to whom DigitalGlobe Incorporated may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe Incorporated may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

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WV3 Satellite Statement of Work_ Doc Number 10329656

Change Record

Issue	Date	Section(s)	Description of Change
Initial	20 Aug 2010		Initial Release
Rev 1	7 Feb 2011	2.1	Updated references for Satellite Specification, Satellite Simulator Specification, and Instrument Specification
		3.1.b	Updated dates for Satellite Simulator releases and number of deliveries
		3.1.n	Added deliverable item [**Redacted**]
		3.1.o	Added deliverable item [**Redacted**].
		13.8.1	Clarified WV3 simulator changes versus WV2 simulator [**Redacted**].
		Attachment 1	Updated release dates for Satellite Simulator (LM-8), Satellite Simulator Documentation (LM-9), and Satellite Simulator Source Code (LM-10).
		Attachment 1	Updated [**Redacted**] (CFHW-1)
Rev 2	14 Apr 2011	10.2.2	Updated [**Redacted**], to be consistent with the date in Attachment 1 (CFHW-2)
		1.2, 2.1, 4.5.3.2.F, [**Redacted**], 11.4, 12.1, 12.2, 12.3, Attachment 2	Changed launch vehicle baseline from Delta-2 to Atlas V. Changed number of TIMs from 8 to 20. Changed SLRR from [**Redacted**] to [**Redacted**].
		3.1(b)	Updated delivery date for Simulator [**Redacted**] per Ball’s request.
Rev 3	9 Sep 2011	1.1	Added definitions for [**Redacted**].
		2.1	Added [**Redacted**] specification. Updated Satellite Spec and Simulator Spec versions. Changed BATC documents for Configuration and Data Management to current doc numbers and release versions. Updated Spaceport Systems International handbook version.
		3.1.a	Updated delivery date for Satellite, based on [**Redacted**]
		3.1.b	Updated delivery date for Simulator [**Redacted**] (LM-8) to match agreed upon dates.
		3.1.p, 3.1.q	Added deliverable items for [**Redacted**]
		4.2	Added [**Redacted**]
		4.5.3.1	Added [**Redacted**]
		4.5.3.2.F	Added [**Redacted**] specifics
		5.2.2	Added [**Redacted**].
		5.3.9.1	Added [**Redacted**]
		5.3.11.i-m	Added [**Redacted**]
		6.2.2	Updated PCB Section to reflect virtual nature of PCBs
		9.3.b	Added [**Redacted**]
		9.3.g	Added [**Redacted**]
		10.5.9	Added [**Redacted**]
		13.5.g-l	Added [**Redacted**]
		Attachment 1	Added [**Redacted**] and CGSE-16. Changed [**Redacted**]
		n/a	Added Table of Contents

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i

WV3 Satellite Statement of Work_ Doc Number 10329656

Issue	Date	Section(s)	Description of Change
Rev 4	24 Oct 2011	[**Redacted**]	[**Redacted**]
Rev 5	14 Dec 2011	[**Redacted**]	[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

Issue	Date	Section(s)	Description of Change

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WV3 Satellite Statement of Work_ Doc Number 10329656

Table of Contents

1.0	INTRODUCTION	1

1.1	DEFINITIONS	1
1.2	PROGRAM OVERVIEW	2

2.0	DOCUMENTS	3

2.1	APPLICABLE DOCUMENTS	3
2.2	REFERENCE DOCUMENTS	4

3.0	CONTRACT DELIVERABLES	5

3.1	DELIVERABLE ITEMS	5
3.2	DELIVERABLE DATA	5
3.3	DELIVERABLE SERVICES	5

4.0	PROGRAM MANAGEMENT	6

4.1	PROGRAM PHILOSOPHY	6
4.2	BATC ORGANIZATION (CDIL PM-1)	6
4.3	DIGITALGLOBE MANAGEMENT	6
4.4	SPACE SEGMENT MASTER PROGRAM SCHEDULE (MPS) (CDIL PM-2)	6

4.4.1	General	7
4.4.2	Required Software	7
4.4.3	MPS Construction	7
4.4.4	Reports	7

4.5	MEETINGS & REVIEWS	7

4.5.1	Weekly Status Meeting	8
4.5.2	Monthly Program Status Review	8
4.5.3	Program Reviews	8
4.5.4	Component/Subsystem Design Review Listing (CDIL PM-3)	9
4.5.5	Component/Subsystem Test Readiness / Data Review Listing (CDIL PM-4)	10
4.5.6	DigitalGlobe Meetings	10

4.6	DOCUMENTATION MANAGEMENT	10

4.6.1	Access to Program Technical Data	10
4.6.2	Objective	10
4.6.3	Documentation Listing (CDIL PM-5)	11
4.6.4	Documentation Delivery	11

4.7	ACTION ITEM TRACKING (CDIL PM-6)	11

4.8	FINANCIAL MANAGEMENT	11

4.8.1	Historical Record of Payments (CDIL PM-7)	11
4.8.2	Payments Forecast (CDIL PM-7)	11

4.9	CONTRACT CHANGE CONTROL	11

5.0	DESIGN	13

5.1	GENERAL	13
5.2	WORKING GROUPS AND TRADE STUDIES	13

5.2.1	Working Groups	13
5.2.2	Trade Studies	13

5.3	SATELLITE DESIGN DATA	13

5.3.1	Satellite to Instrument Interface Control Document(s) (CDIL D-1)	13
5.3.2	Satellite to Ground Terminal Narrowband Link ICD (CDIL D-2)	13
5.3.3	Satellite to Ground Terminal Wideband Link ICD (CDIL D-3)	13

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WV3 Satellite Statement of Work_ Doc Number 10329656

5.3.4	Satellite Environmental Design and Test Specification (EDTS) (CDIL D-4)	13
5.3.5	Contamination Control Plan(s) (CDIL D-5)	13
5.3.6	Satellite Level Requirements Verification/Compliance Matrix (CDIL D-6)	13
5.3.7	Box Level Requirements Verification/Compliance Matrix (CDIL D-7)	14
5.3.8	Drawings (CDIL D-8)	14
5.3.9	Performance Compliance and Risk Management	14

5.3.10	Subsystem Description Documents (CDIL D-11)	14
5.3.11	Analysis and reports	15
5.3.12	Other Interface Control Documents	16
5.3.13	Critical Items list (CDIL D-18)	16
5.3.14	Component Heritage Summary (CDIL D-19)	16
5.3.15	Engineering Reports (CDIL D-20)	16
5.3.16	Flight Software Source Code (CDIL D-21)	16
5.3.17	Composite Grounding Design (CDIL D-22)	16
5.3.18	Structural, Power, Thermal, and Reliability Analytical Models (CDIL D-23)	16
5.3.19	Coordinate Transformation Document (CDIL D-24)	17
5.3.20	Flight Software Users Manual (CDIL D-25)	17
5.3.21	Component Acceptance Data Package (CDIL D-26)	17
5.3.22	Jitter/MTF Analysis and Test Data (CDIL D-27)	17
5.3.23	Instrument/Sensor Boresight Stability Data (CDIL D-28)	17
5.3.24	Position and Attitude Accuracy (CDIL D-29)	17
5.3.25	Satellite to MGB Interface Control Document(s) (CDIL D-32)	17
5.3.26	DigitalGlobe to BATC Electrical GSE Interface Control Document (CDIL D-33)	17

6.0	PRODUCT ASSURANCE	18

6.1	PRODUCT ASSURANCE PLAN	18
6.2	BATC PARTS CONTROL BOARD (PCB)	18

6.2.1	Subcontractor Parts Control Board (PCB)	18
6.2.2	PCB Meetings	18

6.3	PARTS AND MATERIALS	18

6.3.1	Electrical, Electronic, and Electro-mechanical Parts (EEE)Parts Listing (CDIL QA-1)	18
6.3.2	Material and Processes Reports (CDIL QA-2)	19

6.4	AS-BUILT CONFIGURATION AND CONFORMANCE	19

6.4.1	As-Built Configured Article List (CDIL QA-3)	19
6.4.2	Certificate of Conformance (CDIL QA-4)	19

6.5	PRODUCT ASSURANCE REVIEWS (CDIL QA-5)	19
6.6	DOCUMENTATION	19
6.7	KNOWN NON-COMPLIANT HARDWARE	19
6.8	MILITARY STANDARD 461	19

7.0	PROCUREMENT	20

7.1	GENERAL	20
7.2	MAKE/BUY PLANS (CDIL PT-1)	20
7.3	ENCRYPTION/DECRYPTION DEVICES	20
7.4	REVIEWS	20
7.5	PROGRAM SUBCONTRACT STATUS REPORT (PSSR) (CDIL PT-2)	20

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v

WV3 Satellite Statement of Work_ Doc Number 10329656

7.6	DOCUMENTATION	20
7.7	SUBCONTRACT FLOW-DOWNS	20

7.7.1	Assignment Clause	20
7.7.2	Access	20

8.0	PRODUCTION ACTIVITIES	21

8.1	GENERAL	21
8.2	PRODUCTION PROCESS	21
8.3	ACCESS	21
8.4	PRODUCTION DOCUMENTATION	21

9.0	INTEGRATION AND TEST ACTIVITIES	22

9.1	GENERAL	22
9.2	BOX/SUBSYSTEM LEVEL TESTING	22

9.2.1	General	22
9.2.2	[**Redacted**]	22

9.3	WV BUS AND SATELLITE INTEGRATION AND TEST PLANS (CDIL PT-3)	22
9.4	POST-SHIPMENT INSTRUMENT TESTING	22
9.5	SUPPORTING DOCUMENTS	22
9.6	SYSTEM TEST REPORTS (CDIL PT-5)	23

9.6.1	Content	23
9.6.2	Timeliness	23

9.7	UNINTERRUPTIBLE POWER SUPPLY (UPS)	23
9.8	DIGITALGLOBE INTEGRATION AND TEST ENGINEERING ACCESS	23

9.8.1	On-Site and Visiting Engineers	23
9.8.2	Access to Live Satellite Telemetry	23
9.8.3	Test Observation By Other DG Engineers	23
9.8.4	Access to Command and Telemetry Log Files (CDIL PT-6)	23

9.9	TEST REVIEWS	23
9.10	OPTIONAL TESTING	23

10.0	CUSTOMER FURNISHED EQUIPMENT AND SERVICES	24

10.1	GENERAL	24
10.2	FLIGHT EQUIPMENT	24

10.2.1	[**Redacted**]	24
10.2.2	[**Redacted**]	24
10.2.3	[**Redacted**]	24
10.2.4	[**Redacted**]	24
10.2.5	[**Redacted**]	24
10.2.6	[**Redacted**]	24

10.3	SIMULATORS (CSIM-1)	24
10.4	LAUNCH VEHICLE INTERFACES	24

10.4.1	Launch Vehicle Interface	24
10.4.2	Launch Vehicle Separation Connectors (CLSE-3)	24

10.5	GROUND SUPPORT EQUIPMENT	25

10.5.1	Wideband Link RGT Equipment	25
10.5.2	Narrowband Link RGT Equipment (CGSE-5)	25
10.5.3	Special Test Equipment	25
10.5.4	Mission Control Center (CGSE-11)	25

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WV3 Satellite Statement of Work_ Doc Number 10329656

10.5.5	[**Redacted**]	25
10.5.6	[**Redacted**]	25
10.5.7	[**Redacted**]	25
10.5.8	MGB Test Equipment (CGSE-15)	25

10.6	LAUNCH VEHICLE DATA (CLD-1 AND CLD-2)	25
10.7	INSTRUMENT DATA	26

10.7.1	Instrument Structural Analysis Data (CID-1)	26
10.7.2	Instrument Thermal Analysis Data (CID-2)	26

11.0	STORAGE AND DELIVERY	27

11.1	GENERAL	27
11.2	SATELLITE PRE-SHIPMENT STORAGE	27
11.3	PRE-SHIPMENT RE-TEST	27
11.4	SATELLITE SHIPPING AND DELIVERY	27
11.5	SATELLITE LAUNCH SITE STORAGE	27

12.0	LAUNCH SUPPORT SERVICES	28

12.1	GENERAL	28
12.2	REQUIREMENT DEFINITION	28
12.3	TECHNICAL INTERCHANGE MEETINGS	28
12.4	FEM AND CLA-TO-DESIGN LOAD COMPARISONS (CDIL LM-2)	28
12.5	EXPORT REGULATIONS	28
12.6	ADAPTER FIT-CHECK	29
12.7	LAUNCH SITE INFRASTRUCTURE	30
12.8	LAUNCH SITE OPERATIONS	30
12.9	FUELING	30

13.0	MISSION PREPARATION AND ON-ORBIT COMMISSIONING	30

13.1	TRAINING (CDIL LM-3)	30

13.1.1	Training Materials	30
13.1.2	Training Sessions	30

13.2	COMMAND AND TELEMETRY HANDBOOK (CDIL LM-4)	30
13.3	BUS SUBSYSTEM CALIBRATION TOOLS (CDIL LM-5)	30
13.4	DIGITALGLOBE PROCEDURE DEVELOPMENT SUPPORT	30
13.5	COMMISSIONING PLAN (CDIL LM-6)	30
13.6	ANOMALY PREPARATIONS	31
13.7	SATELLITE COMMISSIONING	31

13.7.1	Launch and Early Operations (LEOP) Phase	31
13.7.2	Verification and Calibration (V&C) Phase	31

13.8	SATELLITE SIMULATOR	31

13.8.1	Satellite Simulator (CDIL LM-8)	31
13.8.2	Documentation (CDIL LM-9)	32
13.8.3	Source Code (CDIL LM-10)	32
13.8.4	Delivery Schedule	32
13.8.5	Technical Interchange Meetings and Design Reviews	32

13.9	MANEUVER PLANNERS	32

13.9.1	High Fidelity Maneuver Planner (CDIL LM-11)	32
13.9.2	Peak Estimator Algorithm (Low Fidelity Maneuver Planner) (CDIL LM-12)	32
13.9.3	[**Redacted**]	32

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WV3 Satellite Statement of Work_ Doc Number 10329656

13.10	SOFTWARE TEST BENCH	33
13.11	GROUND STATIONS	33
13.12	TELEMETRY PACKET CREATION AND MAPPING TOOLS (CDIL LM-15)	33
13.13	TELEMETRY MONITOR AND RESPONSE (CDIL LM-16)	33

14.0	COMMUNICATIONS FLEXIBILITY AND TT&C DEFINITION	33
15.0	FACILITIES	33

ATTACHMENT 1	CONTRACT DATA ITEMS LIST 1-1
ATTACHMENT 2	CUSTOMER FURNISHED EQUIPMENT LIST	2-1

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WV3 Satellite Statement of Work_ Doc Number 10329656

1.0    Introduction

This Statement of Work defines those tasks to be performed by BATC, the Space Segment Integrator, in defining; designing, producing, testing, verifying, and preparing for launch; the DigitalGlobe WorldView 3 Satellite. BATC has the overall responsibility for Satellite performance, as defined in the WV3 Satellite Specification, provided the DG-furnished Instrument meets its interfaces and specifications as defined in Paragraph 2.2. Within this role, BATC has the responsibility to work with DigitalGlobe to define requirements, allocate budgets, analyze performance, execute trade studies, interact with other vendors, define configurations(s), conform to existing Instrument interfaces, assess and mitigate risks, prepare various programmatic documentation, and interact with all participating organizations via meetings, teleconferences, and reviews as defined herein.

BATC shall provide integrating services as defined herein and the hardware and software, exclusive of Customer Furnished Equipment, that comprise the WV3 Satellite.

This document also defines the scope of work required from DigitalGlobe and associated subcontractors in order for BATC to execute this contract successfully.

Associate contractors under contract to DigitalGlobe shall provide the Instrument and Launch services. However, BATC shall fully support defining, documenting, and verifying Satellite(s) to LV and MGB interfaces and integration procedures. BATC shall insure that the Satellite will withstand all launch environments.

1.1    Definitions

Agreement: Satellite Purchase Agreement #60150 by and between DigitalGlobe, Inc. and Ball Aerospace and Technologies Corp., dated August 27, 2010, as amended.

Authorization to Proceed (ATP): Effective date of work commencement per the Agreement.

Satellite: The complete space-borne infrastructure required to perform the mission of providing radiometrically and geometrically correct imagery of the Earth. The Satellite consists of the Instrument and the Spacecraft Bus.

[**Redacted**]

Instrument: The Instrument is that part of the Satellite that collects light photons using appropriate mirrors and structure, [**Redacted**]. It also may be designated the Electro-Optical Assembly (EOA). The instrument includes its own thermal control system. However, the instrument focus mechanism depends upon drive electronics to be provided by BATC per this Statement of Work. Also, the instrument stimulation lamp depends upon drive electronics to be provided by BATC per this Statement of Work.

Telescope: That part of the Instrument that collects and focuses light onto a focal plane. [**Redacted**] It also may be designated the Optical Telescope Unit (OTU).

Sensor Subsystem (SSS): That part of the Instrument that converts photons to analog voltage signals, [**Redacted**], and digitizes [**Redacted**] those signals.

[**Redacted**]

Solid State Recorder: The subsystem that accepts digital data from the SSS and Ancillary Data from the spacecraft bus, provides storage, [**Redacted**] and outputs that data to the wideband transmitter(s).

Spacecraft Bus: The Bus is that part of the Satellite that provides the support infrastructure so the Instrument can function.

[**Redacted**]

MGB: “MGB” is a meaningless three letter designation for an additional subsystem being installed on the WV3 satellite. The MGB subsystem consists of three components. The first is a Sensor Unit (SU) which will attach to the aperture end of the OBA. The second is the Interface Adaptor Unit (IAU) which will mount to the spacecraft bus. The third is an inter-connect cable which connects the first two units.

Initial Acceptance: Occurs upon successful completion of the Satellite Pre-Ship Review as defined in paragraph 4.5.3.2.e

Final Acceptance: Occurs following satellite fueling operations and completion of the Satellite Launch Readiness Review as defined in paragraph 4.5.3.2.f

Transfer of Title: Occurs as defined in the Satellite Purchase Agreement paragraph 8.

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WV3 Satellite Statement of Work_ Doc Number 10329656

1.2    Program Overview

Under this Scope of Work, DigitalGlobe will procure one satellite to support the EnhancedView program and future commercial operations. DigitalGlobe shall provide the Instrument as Customer Furnished Equipment via a procurement contract with ITT. DigitalGlobe shall provide the “MGB” subsystem. As on the WV2 program, BATC shall deliver a WorldView 2 like stimulation lamp that will be incorporated into the ITT provided instrument. BATC shall also incorporate into the Bus, an instrument focus mechanism electronics capability.

DigitalGlobe shall provide the Launch Services via a procurement contract with Lockheed Martin-Commercial Launch Services. Lockheed Martin-Commercial Launch Services has in-turn subcontracted with United Launch Alliance to provide the Atlas V launch vehicle and associated launch services. BATC can assume an Atlas V launch vehicle and a launch from Vandenberg Air Force Base. BATC shall assume satellite processing at Vandenberg AFB will occur in either the Astrotech Payload Processing facility or the Spaceport Systems International Processing Facility.

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WV3 Satellite Statement of Work_ Doc Number 10329656

2.0    Documents

2.1    Applicable Documents

This Statement-of-Work identifies applicable documents. These documents provide detailed requirements regarding Satellite performance, interfaces, and/or standardized design, fabrication, and testing processes/procedures. BATC and DigitalGlobe will perform the defined work according to these standardized processes/procedures such that the delivered products meet the performance and ICD requirements.

In the event of any conflict between these documents, the following order of precedence shall prevail: a) Agreement Terms & Conditions; b) Statement of Work; c) Satellite Specification; d) Other Applicable documents.

DigitalGlobe Produced or Provided Documents

WV3 Satellite Specification	[**Redacted**]
WV3 Spacecraft Simulator Specification	[**Redacted**]
WV3 Command & Telemetry Handbook Specification	[**Redacted**]
WV3 Maneuver Planner Specification	[**Redacted**]
MGB Data Protection Plan for BATC	[**Redacted**]
Stim Lamp and Stim Lamp Electronics Specification	[**Redacted**]
[**Redacted**] Focus Mechanism Electronics Specification	[**Redacted**]
Star Tracker Simulation Specification	[**Redacted**]
IRU Simulator Specification	[**Redacted**]
SSR to DPU Cable Design and Build Documentation	[**Redacted**]
[**Redacted**]	[**Redacted**]

BATC Produced Documents

BATC Product Assurance Plan	[**Redacted**]
BATC Supplier Product Assurance Plan	[**Redacted**]
Civil & Operational Space (COS) SBU Configuration and Data Management (CD&M) Plan	[**Redacted**]
WV-3 CDM Plan Addendum	[**Redacted**]

Associated Contractor Produced Documents

Astrotech Vandenberg Facility Accommodations Manual	[**Redacted**]
Spaceport Systems International, Vandenberg Facility Payload Facility Handbook	[**Redacted**]
Atlas V Launch Services User’s Guide	[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

2.2    Reference Documents

The following documents provide the baseline instrument definition. DigitalGlobe shall provide an instrument that is compliant with these documents.

DigitalGlobe Produced or Provided Documents

Instrument Specification	[**Redacted**]
Instrument Finite Element Model	[**Redacted**]
[**Redacted**]	[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

3.0    Contract Deliverables

3.1    Deliverable Items

a.	WV3 Satellite: Initial Acceptance: [**Redacted**]. Final Acceptance: [**Redacted**] Delivery shall be adjusted for Excusable Delay or failure of customer to [**Redacted**] to the extent that these delays affect the Delivery Date.

b.	WV3 Satellite Simulator

Initial release: [**Redacted**]

Simulator Delivery[**Redacted**]

Functional and performance signoff: [**Redacted**]

On orbit performance/tuning update: [**Redacted**]

c.	[**Redacted**]

d.	[**Redacted**]

e.	[**Redacted**]

f.	[**Redacted**]

g.	[**Redacted**]

h.	[**Redacted**]

i.	[**Redacted**]

j.	[**Redacted**]

k.	[**Redacted**]

l.	[**Redacted**]

m.	[**Redacted**]

n.	[**Redacted**]

o.	[**Redacted**]

p.	[**Redacted**]

q.	[**Redacted**]

r.	[**Redacted**]

3.2    Deliverable Data

Reference Attachment 1: Contractor Data Items List (CDIL)

3.3    Deliverable Services

a.	Storage and Delivery (Section 11.0)

b.	Launch Support (Section 12.0)

c.	Mission, Commissioning, & Readiness Support (Section 13.0)

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WV3 Satellite Statement of Work_ Doc Number 10329656

4.0    Program Management

4.1    Program Philosophy

Emphasis throughout all phases and functions of the project shall be to produce a reliable Satellite that meets the performance requirements on the contracted schedule. [**Redacted**]

4.2. BATC Organization	(CDIL PM-1)

A dedicated Program Manager shall be appointed by BATC prior to the start of the contract. The Program Manager shall lead all of the Contractor’s activities under the contract.

A diagram illustrating the Program Management Structure shall be provided to DigitalGlobe. (CDIL PM-1) This diagram(s) shall indicate job titles and names of the program management team.

The Program Manager shall coordinate changes to contract conditions, price, timescale, deliverables, services or performance levels, unless a specific alternate has been appointed to deal with any of these matters. All changes to the contract documents shall require the written agreement of BATC contracts representative.

BATC shall also appoint a different and dedicated individual to be a single point of contact for each of the following:

a.	Program technical management (Satellite System Engineer)

b.	Instrument System Engineer

c.	Project Engineer Quality Assurance (PEQA)

d.	Program Integration and Test management

[**Redacted**]BATC shall appoint a different individual to be a single point of contact for each of the following:

e.	Various Bus Subsystem Lead Engineers

f.	Launch Vehicle Integration Engineer

g.	Program Contract Management

These individuals are key personnel and, if performing well, should remain unchanged for the duration of the program.

BATC shall appoint a Satellite Simulator Project Lead. This individual will be the technical lead for the Satellite Simulator development effort and will be responsible for meeting its technical and schedule guidelines established herein.

4.3    DigitalGlobe Management

DigitalGlobe will appoint a Program Manager who as an individual shall act as DigitalGlobe’s primary point of contact on all program management matters. As required, according to the activity and phase of the contract, the Program Manager will nominate specific individuals to interface directly with BATC.

The DigitalGlobe Program Manager shall coordinate changes to contract conditions, price, timescale, deliverables, services or performance levels, unless a specific alternate has been appointed to deal with any of these matters. All changes to the contract documents shall require the written agreement of the DigitalGlobe contracts representative.

DigitalGlobe will also appoint a responsible individual(s) to be a single point of contact for each of the following.

[**Redacted**]

BATC shall permit direct engineering interactions between these DG individuals and their BATC counterparts.

4.4    Space Segment Master Program Schedule (MPS) (CDIL PM-2)

BATC shall develop maintain, and provide a Master Program Schedule (MPS) for the entire program including hardware, software, analyses, data item deliverables, and subcontractor activities for all phases of the program including design, integration, test, and shipment through final acceptance.

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4.4.1    General

The MPS shall consist of a computer supported dependency network, each element of which shall represent a single program event. Each event shall be attributed a start and finish date. The network must clearly show the interdependency in terms of both time and function amongst the events.

The MPS shall be the major management tool for planning, monitoring and controlling the program, in terms of:

a.	Planning the program, monitoring progress, documenting actual activity accomplishment and actual durations.

b.	Predicting future progress.

c.	Identification of significant milestones e.g. review meeting.

d.	Identification of the time critical path.

e.	Reflecting actual progress and changes relative to baseline plan.

4.4.2    Required Software

The Contractor shall create and maintain the network using Microsoft Project (Version 2003). Schedules of a detailed nature shall be provided electronically on a monthly basis. A hardcopy shall also be provided on request.

4.4.3    MPS Construction

Content

The network shall be constructed against the following major classifications:

a.	Deliverable hardware down to component level

b.	Software development activities

c.	Facilities required to support the production of any of the deliverables

d.	Other events/items required to support the production of the deliverables or services. e.g. test aids, test software prototypes, etc.

e.	Customer Furnished Equipment required from DigitalGlobe

Individual items in each class shall be considered to consist of a number of generic events. These events shall typically consist of such activities as:

a.	Plan

b.	Design & develop

c.	Manufacture

d.	Assemble

e.	Integrate

f.	Test

g.	Deliver

h.	Reviews

However steps may be omitted or added given unit specific circumstances.

Unique Identifiers

The MPS shall include a unique identifying number for each task. This will more easily allow DigitalGlobe to combine certain tasks into a DigitalGlobe Master Schedule. Unique identifiers will not be deleted, reused, or re-assigned to other tasks.

4.4.4    Reports

The MPS shall be capable of generating a number of different types of reports upon demand. All events and milestones shall be coded to permit a variety of sort options to be exercised without program modification. Both GANTT and network form shall be supported.

4.5    Meetings & Reviews

BATC shall support the meetings and reviews listed in the following paragraphs.

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WV3 Satellite Statement of Work_ Doc Number 10329656

4.5.1    Weekly Status Meeting

BATC Program Manager shall support a weekly meeting/telecon with the DigitalGlobe Program Manager to review program status including schedule, technical, risk register, action item list, and subcontracts.

4.5.2    Monthly Program Status Review

BATC Program Manager shall support a monthly Program Status Review with DigitalGlobe.

4.5.3    Program Reviews

List of Formal Reviews

BATC will host and conduct formal reviews at the following program milestones. BATC shall prepare charts, viewgraphs, analysis results, trade study results, etc. in the quantity and quality typical of aerospace industries reviews.

a.	Satellite Requirements Review (SRR) (CDIL D-34) ) Only changes between WV2 and WV3 must be reviewed.

b.	Delta—Preliminary Design Review (PDR) (CDIL D-30) Only changes between WV2 and WV3 must be reviewed.

c.	Delta-Critical Design Review (CDR) (CDIL D-31) Only changes between WV2 and WV3 must be reviewed.

d.	Spacecraft Bus Complete/Instrument Integration Readiness Review (IRR) (CDIL – PT-8)

e.	Satellite Environmental Testing Readiness Review (CDIL – PT-9)

f.	Satellite Pre-Ship Review (CDIL PT-10)

g.	Launch Readiness Review (CDIL LM-14)

h.	[**Redacted**]

4.5.3.2    Content of Reviews

A.	PDR and CDR: BATC shall conduct “delta” reviews. These reviews will document the design changes between WV2 and WV3. These design reviews (PDR and CDR) shall include information and documentation typical of aerospace industry reviews, such as:

1.	Satellite mechanical configuration including stowed and deployed views

2.	Satellite mechanical configuration including [**Redacted**]

3.	Satellite electrical/electronic design, including system block diagram and redundancy scheme

4.	Satellite software design

5.	Satellite Operating Modes

6.	Satellite Fault Detection and Safing

7.	Satellite Budgets and Margins

A.	Performance relative to specifications

B.	Mass

C.	Power

D.	Thermal

E.	Consumables

F.	Attitude control: stability, pointing and knowledge

G.	RF links

H.	Satellite resources: relays, telemetry stream, CPU throughput, processor memory

I.	MTF

J.	Reliability: Ps, critical items list, cycle-limited items, FMECA

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B.	Spacecraft Bus Complete/Instrument Integration Readiness Review: BATC shall host this review. The purpose is to ensure the readiness to begin Instrument integration. This review will cover information including:

1.	Instrument Integration procedure and hardware status

2.	Status of all Certification Logs for all Ball built hardware that will be integrated to the Bus. Ball shall provide rationale and recovery plan for all certification logs that are open, even though the hardware is complete and ready for integration.

3.	TAR and HAR status from the Bus Integration and Test phase

4.	Test Team Personnel status, certifications, and time-sharing with other programs

5.	Facility status

6.	Satellite configuration review

7.	Other issues that may impact the timely and successful completion of Instrument integration.

8.	The Spacecraft Bus shall be deemed complete and ready for Instrument integration when: [**Redacted**]

C.	Satellite Environmental Testing Readiness Review: BATC shall host this review. The purpose is to ensure the readiness to begin satellite level environmental testing which includes but is not limited to: TVAC, EMI/EMC, Vibration, Shock, and Acoustic. This review will cover information including:

[**Redacted**]

D.	Satellite Pre-Ship Review: BATC shall host this review. The purpose is to ensure the readiness to ship the satellite to the launch site. This review shall be held after completion of all significant testing and all post-test reviews. The purpose shall be to review the results of the entire Integration & Test program, and demonstrate compliance to the satellite specification., and provide for satellite preliminary acceptance.

The Pre-ship Review shall be deemed satisfactory and the satellite preliminary acceptance by DigitalGlobe complete when the:

[**Redacted**]

E.	Satellite Launch Readiness Review: BATC shall conduct a Satellite Launch Readiness Review (SLRR) on or about [**Redacted**]. (Note, the Launch Services Provider, Lockheed Martin/ULA also has a review called the Launch Readiness Review. However, that review encompasses the satellite, launch vehicle, weather, and range support.) This SOW paragraph is only concerned with the readiness to launch the satellite. BATC shall review the results of the launch site Integration & Test activities, review any updates to the Verification Matrix, and provide for satellite final acceptance.

The SLRR shall be deemed satisfactory and the satellite final acceptance by DigitalGlobe complete when the:

[**Redacted**]

F.	[**Redacted**]

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4.5.4    Component/Subsystem Design Review Listing (CDIL PM-3)

BATC shall prepare a summary listing of all planned component (box level) and subsystem design reviews. This listing shall include BATC and vendor provided hardware, and BATC provided software including the satellite simulator and maneuver planner software. This listing shall define the meeting format and required attendance. BATC shall provide a minimum of 10 days advance notice to DigitalGlobe for the following major reviews:

a.	System/Subsystem & Component PDRs

b.	System/Subsystem & Component CDRs

DigitalGlobe attendance and participation, including support consultants, shall be allowed, but not required at all reviews. The review activity will not be repeated if DigitalGlobe fails to attend.

4.5.5    Component/Subsystem Test Readiness / Data Review Listing (CDIL PM-4)

BATC shall prepare a summary listing of all planned component (box level) and subsystem qualification and acceptance test reviews. This listing shall include BATC provided and vendor provided hardware, and BATC provided software. This listing shall define the meeting format and required attendance. BATC shall inform DigitalGlobe of upcoming reviews in a timely manner.

DigitalGlobe attendance and participation shall be allowed, but not required at all reviews. The review activity will not be repeated if DigitalGlobe fails to attend.

4.5.6    DigitalGlobe Meetings

DigitalGlobe will arrange separate contracts for the:

a.	Launch Vehicle Segment (LV)

b.	Instrument

c.	Launch and Mission insurance

A series of technical interchange and review meetings will be held with these contractors jointly and separately, as required. BATC shall provide representation at these meetings as needed to resolve interface issues.

In the case of the insurance (c), BATC will provide inputs to formal presentations and support meetings to be held at the DigitalGlobe facility. DigitalGlobe will be responsible for responses to action items using information made available or provided by BATC during the course of the program.

4.6    Documentation Management

4.6.1    Access to Program Technical Data

DigitalGlobe will have access rights to all program technical data that BATC generates and Subcontractor data to which BATC has legal and contractual rights. Program technical data may include Engineering Reports, drawings, software source code, and other tools used in the development of the spacecraft and analysis of requirements.

4.6.2    Objective

BATC shall establish a control and monitoring process relating to all deliverable documentation and other technical and test data for the complete program. The program shall account for the following:

a.	Preparation, review, and formal release as required

b.	Changes

c.	Storage, backup, and retrieval

d.	Distribution

Note:	BATC shall include the DigitalGlobe Satellite Integration and Test Point-of-Contact on the distribution list of all relevant WV3 Engineering Reports. (“Relevant” in this clause refers to all ERs containing design information, analyses, test data, etc that affect the performance and/or operations of the satellite. It does not include ERs that contain BATC proprietary cost data.)

e.	DigitalGlobe access to all BATC documentation prepared on the project

f.	Long term storage for the purpose of through-life product support

As a primary supporting management tool, BATC shall use a secure project server. All data items except memory intensive drawings, test data, production logs, and QA data shall be maintained electronically on the project server. The project shall use the Microsoft Office software suite for word processing, spreadsheets, presentations, and documentation databases.

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4.6.3     Documentation Listing (CDIL PM-5)

BATC shall develop and maintain a Documentation Listing that identifies all deliverable reports, analyses, drawings, software items, etc., that are developed on the project. The Documentation Listing shall include a naming convention that uniquely identifies the documents for electronic access where applicable. The List shall also indicate spacecraft name, a short title/description of the document, subsystem affected, the latest revision number and date, planned completion date, and status information. The List shall indicate those WV1 and WV2 documents that are also applicable to WV3. Document updates are required to reflect content changes. Document updates are not required if the sole purpose is to reflect applicability to WV3.

4.6.4     Documentation Delivery

The Contractor shall deliver document in native formats, e.g. Microsoft Word, Excel, etc., as opposed to PDF except as noted below. DigitalGlobe will identify the delivery location, such as a Microsoft Office Sharepoint Server (MOSS) internet site, and provide Contractor with username and password-controlled access. Documents shall be submitted or made available to DigitalGlobe according to the dates indicated in the list provided in Attachment 1.

In the case of deliverables generated in Microsoft Office, such as Word, Excel, PowerPoint, etc; BATC shall populate the document property fields with the following minimum information: Title, Subject, Author, and key words.

In the case of deliverables that are not generated in MicroSoft Office, such as BATC drawings, .pdf is acceptable and BATC shall populate the property fields of drawings after they are converted to .pdf format.

4.7     Action Item Tracking (CDIL PM-6)

BATC shall maintain an Action Item List indicating all significant action items, including those of BATC as well as those of other organizations that relate to interactions with BATC. The Action Item List will be developed and maintained in a format that allows sorting by subsystem, originating party, receiving party, originating date, and closing date. BATC shall be responsible for ensuring closure of those items relating to BATC interactions and interfaces.

4.8     Financial Management

BATC shall define a standard set of formats for reporting program financial payment and billing status and shall submit them on a monthly basis. This shall consist of the following:

4.8.1     Historical Record of Payments (CDIL PM-7)

This shall consist of a record of the individual payments made, updated on a monthly basis. This record shall be cross-referenced to the payment schedule incorporated in the contract. Payments made in support of contract amendments shall be separately reported and cross-referenced to the payment schedule incorporated in the amendment.

4.8.2     Payments Forecast (CDIL PM-7)

This shall consist of a forecast of the future invoices and shall be cross-referenced to the payment schedule incorporated in the contract. Payment milestone forecasts shall be consistent with program progress reported on the Master Program Schedule. NOTE: Record of Payments and Payment Forecast are delivered as a single CDIL item.

4.9    Contract Change Control

These are considered to be of three types only:

a.	Contract Amendments

b.	Waivers: A written authorization granted after contract award to accept an item, that during production, or after having been submitted for inspection or acceptance, is found to depart from contract or specified configuration requirements. Waivers are intended only as one-time departures from an established configuration for specified items or lots and are not intended to be repeatedly used in place of formal engineering changes.

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c.	Deviations: A written authorization, granted after contract award and prior to the manufacture of the item, to depart from a particular performance or design requirement of a contract, specification, or referenced document, for a specific number of units or a specified period of time. Deviations are intended only as one-time departures from an established configuration for specified items or lots and are not intended to be repeatedly used in place of formal engineering changes.

BATC shall devise a system to control, monitor, and notify DigitalGlobe of these changes. The control system shall include provision for:

a.	A unique numbering scheme to track the changes through to completion.

b.	Impact upon contract obligation:—price, performance and delivery schedule, with specific identification of the item(s) of hardware, software or documentation affected.

c.	Notification of timescale for acceptance or rejection for each change, typically 10 business days.

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WV3 Satellite Statement of Work_ Doc Number 10329656

5.0     Design

5.1     General

BATC shall perform the necessary trade studies, preliminary design, and detailed design of the Satellite, exclusive of the Customer Furnished Equipment as defined in Section 10, in accordance with the applicable documents. BATC shall design and procure the Ground Support Equipment necessary to support Satellite Integration and Test activities, except for items defined in Section 10.0. Design activities shall be featured in the program master schedule.

5.2     Working Groups and Trade Studies

5.2.1     Working Groups

[**Redacted**]

5.2.2     Trade Studies

5.3     [**Redacted**] Satellite Design Data

The satellite shall be designed such that the environmental design criteria of the Instrument as defined in the documents of paragraph 2.2 are not exceeded, and the structural, electrical, and thermal characteristics, as defined in the documents of paragraph 2.2, of the Instrument are accommodated.

DigitalGlobe shall provide information required to update the budgets for the Customer Furnished Equipment, consistent with paragraph 2.2.

5.3.1     Satellite to Instrument Interface Control Document(s) (CDIL D-1)

BATC shall produce and maintain the Satellite to Instrument ICD(s). The ICD(s) will address all interface issues including but not limited to: power, commanding, telemetry, mass and mass properties, mechanical envelope and mounting, thermal, fields-of-view, vibration and jitter isolation/management, and accommodation of bus components on the Instrument.

5.3.2     Satellite to Ground Terminal Narrowband Link ICD (CDIL D-2)

BATC shall produce and maintain the Satellite to Ground Station Narrowband Link ICD. This link will address both the command uplink and telemetry downlink.

5.3.3     Satellite to Ground Terminal Wideband Link ICD (CDIL D-3)

BATC shall produce and maintain the Satellite to Ground Terminal Wideband Link ICD.

5.3.4     Satellite Environmental Design and Test Specification (EDTS) (CDIL D-4)

BATC shall prepare and maintain the EDTS, or equivalent document defining the component environmental design and test requirements. Electromagnetic Interference Design and Testing shall be in accordance with the standards specified in Satellite Specification.

5.3.5     Contamination Control Plan(s) (CDIL D-5)

[**Redacted**]

5.3.6     Satellite Level Requirements Verification/Compliance Matrix (CDIL D-6)

BATC shall produce a satellite level RVCM. The RVCM will include requirements from the Satellite Specification, [**Redacted**] and the Instrument Specification if applicable. BATC shall update/maintain the Satellite RVCM to reflect changes to these parent specifications. DigitalGlobe shall have review and approval authority over changes to the RVCM. BATC shall include the following information in the RVCM

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WV3 Satellite Statement of Work_ Doc Number 10329656

a.	Source of requirement (Parent specification document and paragraph number, i.e. satellite spec, instrument spec, etc)

b.	Specification paragraph

c.	Paragraph title

d.	Summary description of requirement

e.	Column indicating status of compliance

f.	Summary description of performance

g.	Responsible organization

h.	Verification Point [**Redacted**]

i.	Verification Method [**Redacted**]

j.	Verification Source Document indicating applicable paragraph, test sheet, etc.

k.	Comments, if required.

l.	Other information at BATC’s option

5.3.7     Box Level Requirements Verification/Compliance Matrix (CDIL D-7)

BATC shall flow down requirements from the Satellite Specification to box level requirements. BATC shall develop performance requirements for each box level component on the Satellite excluding CFE. For this paragraph, “box level component” also includes all components that are not really “box” like. These include but may not be limited to:

[**Redacted**]

BATC shall use the Box Level RVCM as an input into the box level performance test procedures. BATC shall demonstrate compliance to the box level RVCM.

5.3.8     Drawings (CDIL D-8)

A complete file of BATC drawings prepared for the WV3 program, will be maintained on file in electronic and hardcopy form, where appropriate. Electronic transfer to DigitalGlobe will constitute delivery.

5.3.9     Performance Compliance and Risk Management

5.3.9.1     Performance Compliance (CDIL D-9)

The contractor shall supply at PDR a Performance Compliance Matrix identifying the performance estimate, allocated uncertainty (and/or contingency as appropriate) and resulting Total Performance (where Total Performance = performance estimate + uncertainty) for the following list. The Performance Compliance Matrix shall be updated and provided with each Quarterly Review following the PDR. [**Redacted**]

[**Redacted**]

DigitalGlobe shall provide performance information required to update the budgets for any of the Customer Furnished Equipment, in accordance with the documents in Paragraph 2.2.

5.3.9.2     Risk Management Report (CDIL D-10)

BATC and DigitalGlobe shall jointly develop and maintain a Risk Status Report. This report highlights known program risks, assigns risk levels, and documents mitigation strategies and status. BATC shall supply at PDR an initial Risk Status Report covering the system elements to be provided by this SOW. BATC shall updated the Risk Status Report monthly following the PDR.

5.3.10     Subsystem Description Documents (CDIL D-11)

BATC shall prepare Subsystem Description Documents for each satellite subsystem.

The Subsystem Description Documents will include as a minimum, unless provided in other deliverable documents, and referenced in the SDD:

a.	Subsystem Overview including a detailed block diagram

b.	Functionality and major performance characteristics of each Subsystem Component

c.	Redundancy

[**Redacted**]

d.	[**Redacted**]

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e.	[**Redacted**]

f.	[**Redacted**]

g.	Subsystem schematic including power, power returns, commands, and telemetry. This schematic shall be updated to reflect Engineering Change Orders.

h.	Expected nominal operating methods and telemetry limits

[**Redacted**]

i.	Operational constraints

[**Redacted**]

j.	Fault Protection

[**Redacted**]

j.2 List the information available to the operator to reconstruct or identity the fault.

k.	Interfaces between subsystem components

l.	Major interfaces with other subsystems

The Subsystem Description Documents shall be delivered at CDR + 4 months. If changes require an update to the document, those updates shall be provided at approximately Launch – 4 months and again at Launch + 4 months. The subsystem schematic (item e.) shall be updated as required throughout the program to reflect Engineering Change Orders.

5.3.11     Analysis and reports

BATC shall perform the following analyses. Updates shall be provided when changes significantly invalidate previous results.

a.(1)	Integrated Spacecraft Bus/Instrument thermal analyses, including summary of temperature predictions for unit level components under various operational modes and (2) unit-level thermal analysis [**Redacted**]. (CDIL D-12)

b.	Integrated Spacecraft Bus/Instrument structural analysis including [**Redacted**]. (CDIL D-13)

c.	Control system analysis including [**Redacted**]. (CDIL D-14)

d.	System Level Failure Modes and Effects and Criticality Analysis (FMECA). [**Redacted**] (CDIL D-15)

e.	Satellite Reliability Analysis BATC shall calculate satellite reliability using its standard process. [**Redacted**] (CDIL D-16)

f.	Satellite Life Prediction Data. DigitalGlobe needs to continually assess expected satellite life based upon actual on-orbit operational parameters. BATC shall provide all backup data used by BATC for sizing and life predictions. BATC does not need to produce a life expectancy analysis. DigitalGlobe will use the provided data and make our own Life Prediction. BATC can provide the life prediction data in one summary package, or in other CDILs.

g.	Flight Battery Life Prediction Analysis. BATC shall produce a life expectancy analysis for the satellite battery. The battery life prediction shall account for ground handling and will include a family of curves based upon pertinent on-orbit variables including but not necessarily limited to temperature and depth-of-discharge. (CDIL D-35)

h.	Satellite Imaging Performance (CDIL D-17)

BATC shall perform a comprehensive analysis regarding imaging performance. This is a comprehensive look at the numerous subsystem and trans-subsystem performance measures that affect imaging. The list includes but is not limited to:

[**Redacted**]

i.	[**Redacted**]

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5.3.12     Other Interface Control Documents

BATC shall provide inputs, review, and verify BATC side of the following ICDs.

a.	Satellite to Launch Vehicle ICD

In the event the ICDs require revision, the changes will be discussed between the affected parties to determine the most cost and schedule efficient manner to implement the change. If applicable, any impact will be covered under changes provision of the Contract.

5.3.13     Critical Items list (CDIL D-18)

BATC shall maintain a Critical Items List summarizing all known single point failures on the Satellite and any special efforts required to mitigate risk associated with them. It shall also contain any items requiring special handling due to a high potential of damage, mission criticality, or safety concerns.

5.3.14     Component Heritage Summary (CDIL D-19)

The Component Heritage Summary will consist of a listing of all Satellite units by subsystem summarizing:

a.	Unit name

b.	Development / qualification history (e.g. engineering model, qual, protoflight)

c.	Previous flight heritage

d.	Modifications to previous uses

e.	Any significant known anomalies on flight units

5.3.15     Engineering Reports (CDIL D-20)

A complete file of all relevant Engineering Reports prepared on the WV3 program funding shall be maintained on file in electronic and hardcopy form where appropriate. Electronic transfer to DigitalGlobe will constitute delivery and shall occur within 5 business days of the ER release date. ERs delivered as a separate CDIL do not need to be delivered twice – once per this paragraph and again per the relevant CDIL paragraph. Those ERs need only be delivered once per the relevant CDIL paragraph.

(“Relevant” in this clause refers to all ERs containing design information, analyses, test data, etc that affect the performance and/or operations of the satellite. It does not include ERs that contain BATC proprietary cost data.)

5.3.16     Flight Software Source Code (CDIL D-21)

Per the terms of the software license agreement set forth in the Agreement, BATC shall grant to DigitalGlobe a limited license to use the flight software code. A copy of the flight software code, as identified below, shall be provided to DigitalGlobe on suitable media. Other elements of the software, as identified below, shall be placed in escrow per the Agreement.

[**Redacted**]

For units that are subcontracted by BATC, software and firmware shall be delivered if delivered to BATC and BATC has the right to deliver it to DigitalGlobe.

5.3.17     Composite Grounding Design (CDIL D-22)

[**Redacted**]

5.3.18     Structural, Power, Thermal, and Reliability Analytical Models (CDIL D-23)

BATC shall provide the analytical models used to predict the integrated spacecraft and instrument Structural [**Redacted**], Power, and Thermal performance.

Satellite thermal performance modeling shall use the instrument thermal model provided by ITT. BATC shall use the integrated Satellite model to:

a.	Verify thermal interface requirements documented in the Spacecraft Bus to Instrument ICD are being met. Although BATC shall not be held contractually responsible for non-compliances on the ITT side of the interfaces, any such non-compliances revealed by Satellite thermal modeling shall be reported to DigitalGlobe.

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b.	Verify the Bus meets all of its requirements when modeled as a complete Satellite, for example unit temperatures and line of sight stability. BATC shall deliver line of sight motion vs. time profiles to DigitalGlobe (for incorporation into system geolocation budgets).

c.	Develop predicted temperature vs. time profiles of key instrument nodes as coordinated with ITT through the established ICD process. BATC shall deliver these temperature profiles to DigitalGlobe and forward a copy to ITT (so that ITT can verify the instrument meets its requirements).

BATC shall also provide the spacecraft bus reliability model down to the component and/or card level. Electronic transfer to DigitalGlobe will constitute delivery.

5.3.19     Coordinate Transformation Document (CDIL D-24)

BATC shall provide the documentation of all coordinate reference frames used in the satellite system including their reference points within the spacecraft. Nominal values for all transformations shall be provided. Reference frames requiring on-orbit calibration shall be noted. The document shall be updated with best-estimates from pre-launch calibrations and measurements.

5.3.20     Flight Software Users Manual (CDIL D-25)

BATC shall provide documentation of the flight software to include flowchart of routines/modules, structure and calling sequences, commands, telemetry, database constants and uploadable parameters, address tables, and log file definitions and locations.

5.3.21     Component Acceptance Data Package (CDIL D-26)

BATC shall provide or make available data acceptance packages for all major components.

5.3.22 [**Redacted**]

[**Redacted**]

5.3.23     Instrument/Sensor Boresight Stability Data (CDIL D-28)

[**Redacted**]

5.3.24     Position and Attitude Accuracy (CDIL D-29)

BATC shall provide detailed analysis and test data showing compliance with position and attitude accuracy requirements.

5.3.25     Satellite to MGB Interface Control Document(s) (CDIL D-32)

BATC shall produce and maintain the Satellite to MGB ICD(s). The ICD will address all interface issues including but not limited to: power, commanding, telemetry, mass and mass properties, mechanical envelope and mounting, thermal, fields-of-view, vibration and jitter isolation/management.

5.3.26     DigitalGlobe to BATC Electrical GSE Interface Control Document (CDIL D-33)

BATC shall produce and maintain an ICD for the STOC-to-NarrowBand Rack interface. This includes but is not limited to: grounding, commanding, telemetry, data formats, etc.

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WV3 Satellite Statement of Work_ Doc Number 10329656

6.0     Product Assurance

6.1     Product Assurance Plan

The Contractor and its subcontractors shall have an established quality control system that meets the requirements of BATC’s Product Assurance Plan and BATC’s Supplier Product Assurance Plan

6.2     BATC Parts Control Board (PCB)

The Parts Control Board (PCB) shall be constructed as follows: A PCB will be established. The responsibility of this PCB is to ensure each EEE part was evaluated for performance relative to the requirements. With the exception of System Safety, the PCB will also be used as the forum to discuss other Systems Assurance/Product Assurance issues i.e., Materials and Processes, Reliability, etc. The PCB is responsible for the review and disposition of any noncompliance with BATC’s Product Assurance Plan.

The PCB consists of:

a.	BATC Product Assurance Manager (Chairman)

b.	BATC WV3 Product Assurance Specialist or designated alternate

c.	Designated technical specialist from the hardware/software product team as needed

d.	Other necessary disciplines as needed

e.	DigitalGlobe Designated Representative(s). (The DigitalGlobe member is a non-voting adjunct member).

6.2.1     Subcontractor Parts Control Board (PCB)

Subcontractor PCBs shall be established as necessary to implement BATC’s supplied Product Assurance Plan. It is BATC’s responsibility to verify compliance.

6.2.2     PCB Process

Upon identification of a need for a PCB, BATC shall document relevant information in a System Engineering Report (SER) and obtain approval (signatures) from the PCB members. DigtalGlobe shall have PCB approval authority or waiver authority for non-compliances listed in the Specification Addendum, otherwise BATC shall notify DigitalGlobe. The SER shall be released to DigitalGlobe under CDIL D-20 within 5 working days of PCB approval. Any PCB discussions prior to release of the SER may be informal and in most cases shall be delivered to DigitalGlobe electronically via e-mail.

Minimal BATC PCB approval/disposition signatures include BATC PAM and BATC WorldView Product Assurance Specialist or his designated alternate. Once the PCB approves a part, the Parts Engineer will indicate approval on the Advanced or Program Parts List (A/PPL).

6.3     Parts and Materials

6.3.1     Electrical, Electronic, and Electro-mechanical Parts (EEE)Parts Listing (CDIL QA-1)

BATC shall prepare, maintain, and deliver a EEE Parts Listing for all satellite hardware except for Customer Furnished Equipment. This listing shall identify all EEE parts intended to be used by BATC and its vendors. For each part, the following minimum information shall be identified: manufacturer, description, lot date code. Parts shall be qualified as compared to BATC product assurance criteria and the Satellite Specification and the Satellite Specification Addendum. BATC’s internal process and format for EEE Parts Listing may be utilized.

The Parts List shall be maintained and reviewed by BATC as necessary, but minimally it shall be updated and provided to DigitalGlobe at the following:

a.	Prior to manufacturing for each box/component At this phase, it is acknowledged by DigitalGlobe and BATC that the list may be incomplete due to part shortages.

b.	Prior to box/component level Test Readiness Review

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WV3 Satellite Statement of Work_ Doc Number 10329656

c.	Prior to the integration of any box/component onto the Bus.

6.3.2     Material and Processes Reports (CDIL QA-2)

BATC shall prepare and deliver reports documenting their approval of all materials and processes planned for use on the Bus.

6.4     As-Built Configuration and Conformance

6.2.1     6.4.1 As-Built Configured Article List (CDIL QA-3)

The as-built configured article status shall be maintained throughout the production program in the certification logs and production orders. At the conclusion of integration, the information shall be used to generate the preliminary As-built Configured Article List. After test and modification (if any) the List shall be finalized and presented.

6.2.2     6.4.2 Certificate of Conformance (CDIL QA-4)

A Certificate of Conformance shall be generated and signed off by Product Assurance and Program Management. It details the conformance (and exceptions) to the SOWs, specifications and other contractual documents for the delivered article. This Certificate of Conformance shall be delivered to DigitalGlobe at the Launch Readiness Review.

6.5     Product Assurance Reviews (CDIL QA-5)

The plan shall include a program for the periodic audit of portions of the Contractor’s Product Assurance System in each of the below activity areas to confirm conformance to the requirements. BATC shall inform DigitalGlobe of the audit results.

a.	Reliability

b.	Parts Procurement

c.	Materials and Processes

d.	Non-Conforming Material Control

e.	Configuration Management

f.	Safety

6.6     Documentation

Documents shall be submitted or made available to DigitalGlobe as indicated in the list provided in Attachment 1.

6.7     Known Non-Compliant Hardware

[**Redacted**]

6.8     Military Standard 461

[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

7.0     Procurement

7.1     General

BATC shall be responsible for the work associated with the procurement of all material and subcontracts required to provide the deliverable items, except for the CFE items identified in Section 10.0. BATC shall procure according to the CSO Supplier Product Assurance Plan. Procurement activities shall be featured in the program master schedule.

7.2     Make/Buy Plans (CDIL PT-1)

BATC shall identify Make/Buy plans for all Satellite components.

7.3     Encryption/Decryption Devices

[**Redacted**]

7.4     Reviews

A series of reviews shall be established with each subcontractor. A schedule of these reviews shall be included in the Review Listings required by paragraph 4.5.3. The reviews will generally be held at the vendor and DigitalGlobe personnel may attend, at their option.

7.5     Program Subcontract Status Report (PSSR) (CDIL PT-2)

BATC shall prepare a Program Subcontract Status Report (PSSR) for the program. The PSSR will contain critical status information on each major subcontract (larger than $1M) relative to:

•	Design & development

•	Procurement and Production

•	Assembly

•	Integration

•	Test, including any anomalies

•	Delivery schedule

•	Reviews

7.6     Documentation

Documents shall be submitted or made available to DigitalGlobe as indicated in the list provided in Attachment 1.

7.7     Subcontract Flow-downs

7.7.1     Assignment Clause

[**Redacted**]

7.7.2 Access

[**Redacted**]

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8.0     Production Activities

8.1     General

BATC shall appoint a Production engineer responsible for ensuring that BATC’s production capabilities match the requirements of the program. With the support of the Program QA engineer, he shall ensure that the production facilities comply with the Product Assurance requirements.

BATC shall be responsible for the work associated with the production of the deliverable items, except for the CFE items identified in Section 10.0. BATC shall be responsible for the production activities associated with integrating the CFE items as defined in Section 10.

Production activities shall be featured in the program master schedule.

8.2     Production Process

BATC shall produce the deliverable hardware according to applicable BATC standardized procedures. As a minimum, standardized BATC procedures shall be followed for the following topics:

[**Redacted**]

8.3     Access

The production manager shall arrange access for the DigitalGlobe staff to BATC manufacturing areas where manufacturing activities associated with the program are taking place.

8.4     Production Documentation

Production orders and Certification Logs shall document the as-built configuration. These logs shall be available on-site for DigitalGlobe review.

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9.0     Integration and Test Activities

9.1     General

For the WV program the Integration and Test activities fall into four logical categories.

a.	Box level / Subsystem level testing

b.	Bus level integration and testing including integration of the instrument

c.	Satellite level testing

d.	Mission and Launch Rehearsals

The Integration and Test Manager shall be responsible to ensure that BATC’s integration and test capabilities match the requirements of the program

BATC shall accomplish the work associated with a-d above for all BATC supplied hardware/software. BATC shall accomplish the work associated with b-d above for all CFE.

9.2     Box/Subsystem Level Testing

9.2.1     General

BATC shall perform all box level testing per environmental design and test specification and the box level Requirements Verification and Compliance Matrix.

9.2.2     [**Redacted**]

              [**Redacted**]

9.3     WV Bus and Satellite Integration and Test Plans (CDIL PT-3)

BATC shall develop a WV Bus and Satellite Integration and Test Plan (Satellite I&T Plan) for the WV3 satellite. The test plans will include all I&T activities starting from the installation of the first component on to the bus structure through launch.

The WV I&T Plan(s) shall:

              [**Redacted 4 Pages**]

9.4     Post-Shipment Instrument Testing

ITT will perform post-shipment functional testing to verify the Instrument survived shipment without damage. ITT will provide the necessary test equipment for the Instrument.

BATC shall provide:

              [**Redacted**]

For schedule purposes the Instrument is not considered delivered to BATC upon arrival at BATC facility. Rather the instrument is considered delivered on the date that the Instrument has completed all necessary post-shipment testing and is ready and available for BATC to integrate to the telescope/bus.

9.5     Supporting Documents

BATC shall provide as a minimum the following support documents:

a.	All necessary box level test procedures, integration procedures, and system level test procedures. Each procedure shall include a detailed test description explaining the “what, how, and why” of each test.

b.	A System Level Test Matrix. The test matrix will identify which System Level Test procedures or portions of those procedures will be accomplished at each test phase. The System Level Test phases include, but are not limited to:

[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

9.6     System Test Reports (CDIL PT-5)

[**Redacted**]

9.6.1     Content

The report shall include a summary of satellite configuration, test objectives, test results, significant hardware/software anomalies if any, resolution of significant anomalies, and a copy of all telemetry plots or other post-test data. The cognizant test engineer and the appropriate subsystem engineer(s) shall sign the report.

9.6.2     Timeliness

BATC shall publish the test reports No Later Than 15 working days after test completion.

9.7     Uninterruptible Power Supply (UPS)

[**Redacted**]

9.8     DigitalGlobe Integration and Test Engineering Access

9.8.1     On-Site and Visiting Engineers

BATC shall provide dedicated cubicle space, furniture, high-speed internet access, and phone lines for three resident DigitalGlobe I&T engineers. These DG on-site engineers will serve as the I&T focal point between DG and BATC. It is anticipated these engineers will be on-site at BATC on a full-time basis. BATC shall provide dedicated cubicle space, furniture, high-speed internet access, and phone lines for one visiting DigitalGlobe engineer.

9.8.2     Access to Live Satellite Telemetry

Once power-on bus integration begins, BATC shall provide DG with access to the live satellite telemetry from the cleanroom. DG will provide the necessary hardware to connect the Mission Control Center (MCC) to BATC GSE. DG will man and operate the DG hardware as necessary to flow the telemetry to the MCC. DigitalGlobe access to telemetry will occur on a non-interference basis to BATC test team.

9.8.3     Test Observation By Other DG Engineers

BATC shall allow other DG satellite and ground system engineers access to the cleanroom to witness satellite testing. BATC is not obligated to coordinate, inform, or schedule testing according to DG engineer availability.

9.8.4     Access to Command and Telemetry Log Files (CDIL PT-6)

BATC shall deliver an archive of all command and telemetry files from satellite integration and test in an electronic format. BATC shall deliver an update weekly. Electronic transfer to the DG server shall constitute delivery. BATC shall maintain information about which command and telemetry database was used in delivered files as well as which test procedures were run in each file.

9.9     Test Reviews

The status of the Satellite shall be reviewed during the test phases of the program. See paragraph 4.5.3.2 for the list of reviews and required content.

9.10     Optional Testing

The following is a list of optional tests to be performed or supported by BATC. These are tests DigitalGlobe may choose to have BATC perform if the schedule permits. BATC should not show these tests in the baseline schedule. In each case after a test option is exercised by DigitalGlobe, BATC has 30 calendar days to prepare for the test. BATC shall provide a separate option price prior to the start of I&T for each of these tests.

[**Redacted**]

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WV3 Satellite Statement of Work_ Doc Number 10329656

10.0     Customer Furnished Equipment and Services

10.1     General

DigitalGlobe has contracts with vendors other than BATC who are responsible for providing portions of the overall system. DigitalGlobe has the responsibility for monitoring, administering, and verifying performance of those subcontracts. This section defines the items and support requirements that DigitalGlobe is responsible for securing and providing to BATC via these other subcontractors. This section also defines the equipment that DigitalGlobe is responsible for providing directly.

The delivery of all items shall be per Attachment 2: Customer Furnished Equipment list. DigitalGlobe will also arrange for the return of loaned equipment, if required, at no cost to BATC. CFE items shall be featured in the program master schedule. Unless otherwise explicitly provided to the contrary in Attachment 2, title to all equipment identified in this Section 10.0 shall remain in DigitalGlobe.

10.2     Flight Equipment

[**Redacted**]

10.2.1     [**Redacted**]

[**Redacted**]

10.2.2     [**Redacted**]

[**Redacted**]

10.2.3     [**Redacted**]

[**Redacted**]

10.2.4     [**Redacted**]

[**Redacted**]

10.2.5     [**Redacted**]

[**Redacted**]

10.2.6     [**Redacted**]

[**Redacted**]

10.3     Simulators (CSIM-1)

[**Redacted**]

10.4     Launch Vehicle Interfaces

10.4.1     Launch Vehicle Interface

DigitalGlobe shall provide a launch vehicle interface adapter to BATC (CLSE-1). BATC shall use this for a fit check and for a separation test as described in paragraph 9.3.e. DigitalGlobe shall provide a match drill template to BATC (CLSE-2).

10.4.2     Launch Vehicle Separation Connectors (CLSE-3)

DigitalGlobe shall provide the flight satellite/launch vehicle separation connectors.

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WV3 Satellite Statement of Work_ Doc Number 10329656

10.5     Ground Support Equipment

10.5.1     Wideband Link RGT Equipment

DigitalGlobe will provide a set of RGT ground equipment for capturing Instrument data in the cleanroom. Nominally, this will include the following equipment and documentation:

[**Redacted**]

10.5.2     Narrowband Link RGT Equipment (CGSE-5)

DigitalGlobe will provide a set of RGT ground equipment for processing the S-band uplink and X-band narrowband downlink in the cleanroom. The capability to bypass the RF sections and operate at a baseband Satellite interface shall be provided by BATC. This may include elements of the Mission Control Center [**Redacted**] as dictated by the architecture of the ground system. DigitalGlobe shall deliver to BATC operating documentation and interface details one month prior to delivery.

This equipment shall include: [**Redacted**]

10.5.3     Special Test Equipment

DigitalGlobe shall provide special WB Link / WB receiver test equipment for WB link development and testing. This will include:

[**Redacted**]

10.5.4     Mission Control Center (CGSE-11)

DigitalGlobe will provide portions of the Mission Control Center (MCC) and software as required to support the Satellite Integration and Test Plan, via data links between the MCC in Longmont, CO and BATC. BATC shall be responsible for work on the Satellite required to resolve problems associated with the Satellite performance and function. All work associated with resolution of DigitalGlobe provided ground equipment and interfaces shall be at DigitalGlobe expense.

10.5.5     [**Redacted**]

[**Redacted**]

10.5.6     [**Redacted**]

[**Redacted**]

10.5.7     [**Redacted**]

[**Redacted**]

10.5.8     MGB Test Equipment (CGSE-15)

DigitalGlobe shall provide a signal generator, up-converter, feedhorn, and control computer.

10.5.9     [**Redacted**] (CGSE – 16)

[**Redacted**]

10.6     Launch Vehicle Data (CLD-1 and CLD-2)

DigitalGlobe shall provide a preliminary and final Coupled Loads Analysis (CLA) to BATC from the Launch Services contractor.

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10.7     Instrument Data

DigitalGlobe shall provide the WV3 instrument data and models, as specified in Paragraph 2.2, to support satellite level analysis and modeling for the areas listed below. BATC shall be responsible for additional data to support the provisions of this document and the spacecraft specification.

10.7.1     Instrument Structural Analysis Data (CID-1)

DigitalGlobe shall provide the WV3 instrument structural data and model.

10.7.2     Instrument Thermal Analysis Data (CID-2)

DigitalGlobe shall provide WV3 instrument thermal data and model.

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11.0     Storage and Delivery

11.1     General

BATC shall be responsible for storage, if required, and delivery of the WV3 Satellite in accordance with the following paragraphs.

11.2     Satellite Pre-Shipment Storage

In the event that the Satellite is completed prior to the contractually scheduled delivery date, BATC shall provide, at their cost, suitable environmentally controlled storage including temperature and humidity monitoring and recording.

If shipment is delayed due to BATC beyond the contractually scheduled delivery date and the Satellite is complete, and such delay by BATC has caused a loss of available launch opportunity, the Satellite shall be placed in storage at BATC’s expense.

If shipment is delayed due to DigitalGlobe beyond the contractually scheduled delivery date and the Satellite is complete, the Satellite shall be placed in storage at DigitalGlobe’s expense.

11.3     Pre-Shipment Re-Test

Subject to the length of the storage period, appropriate maintenance and power up of those units sensitive to inactivity shall be undertaken. Any items exhibiting signs of deterioration shall be subject to appropriate follow up action according to the circumstances. All instances shall be reported to DigitalGlobe.

A thorough re-test is required should the storage exceed [**Redacted**]. Details shall be provided in the test requirements document. Appropriate follow up action shall be taken, according to the circumstances, should any problems be detected.

The re-test costs shall be at BATC expense if delay and retest were caused by BATC. The re-test costs shall be at DigitalGlobe’s expense if delay and retest were caused by DigitalGlobe.

11.4     Satellite Shipping and Delivery

[**Redacted**]

BATC shall provide shipping from BATC plant to the launch site. BATC shall pack the Satellite and ground support equipment in suitable containers for shipment to the launch site. BATC shall unpack the Satellite and ground support equipment at the payload processing facility at the launch site.

BATC shall provide insurance and security for the satellite and ground support equipment during shipment to the launch site.

BATC shall pack the ground support equipment for return to BATC plant and provide shipping.

BATC shall provide insurance for the ground support equipment during shipment back to BATC plant.

The transportation environment shall be enveloped by the requirements in the Launch Vehicle and Instrument ICD and performance specification. BATC shall be responsible for ensuring the Satellite compatibility with the requirements. BATC shall be responsible for verifying all environmental requirements are met including temperature, humidity, and shock monitoring.

11.5     Satellite Launch Site Storage

BATC shall provide volumetric storage and access requirements to DigitalGlobe for shipping containers required at the launch site. The baseline program assumes no Satellite storage requirements at the launch site. However, if the launch should be delayed once the Satellite has been shipped, BATC shall provide, at DigitalGlobe expense, the support necessary to maintain, store, and retest the Satellite.

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WV3 Satellite Statement of Work_ Doc Number 10329656

12.0     Launch Support Services

BATC shall provide launch support services as defined in the following paragraphs.

12.1     General

[**Redacted**] DigitalGlobe will be responsible for overall coordination of launch activities. BATC shall support this activity as defined in this section of the SOW.

The Satellite shall be compatible with U.S. launch safety requirements. BATC shall generate a WV3 Missile System Pre-launch Safety Package (MSPSP) (CDIL LM-1) to document hazardous items or operations and planned safety procedures for the Satellite.

BATC shall support the safety review processes of the Launch Services Contractor and the Launch site.

12.2     Requirement Definition

BATC shall support the generation and maintenance of the Launch Vehicle ICD as defined in paragraph 5.3.12. BATC shall supply the following information and any other information normally required by the Atlas V Launch Services User’s Guide to DigitalGlobe and the Launch Services contractor:

a.	Launch vehicle interface details and requirements.

b.	Requirements for launch site support and services including space, power, environment, contamination control, lifting/moving, telecommunications, etc.

c.	Statement of compliance with launch site safety requirements.

d.	Environmental requirements pre and post installation on launch vehicle.

e.	Verification of applicable portions of the Satellite to Launch Vehicle ICD.

f.	Launch Site Procedures.

BATC shall, by means of drawings, analysis, or test, be responsible for specifically confirming Satellite compatibility with the launch vehicle requirements defined in the ICD. BATC shall prepare a RVCM, as defined in paragraph 5.3.6, for those portions of the ICD for which it has responsibility.

12.3     Technical Interchange Meetings

BATC shall support up to twenty Technical Interchange Meetings (TIM) with the launch organization. [**Redacted**] In addition, BATC will support informal meetings and teleconferences at DigitalGlobe’s Colorado facilities and BATC facility as required resolving interface and infrastructure issues.

12.4     FEM and CLA-to-Design Load Comparisons (CDIL LM-2)

BATC shall provide preliminary Finite Element Models (FEM) and final FEMs for the WV3 Satellite for the purposes of performing coupled loads analyses. DigitalGlobe is responsible for obtaining valid CLA results from the launch service contractor and delivering those to BATC. BATC shall then compare the results of the coupled loads analyses to the design loads used in spacecraft bus and Instrument structural analysis to confirm that the resulting loads are within the design requirements as specified in the respective ICDs. The deliverables are as follows:

[**Redacted**]

12.5     Export Regulations

All contractors on this program are anticipated to be U.S. companies including the launch service contractor. Therefore we anticipate no exports of hardware, software, or technology to foreign companies. However, if that situation changes, DigitalGlobe shall be the single point of contact for all export issues. Therefore:

BATC shall provide information directly to DigitalGlobe and DigitalGlobe will be responsible for obtaining and documenting all export approvals for all documentation transmitted to the launch vehicle agencies.

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DigitalGlobe will be responsible for all work associated with compliance to export regulations including licensing, security, customs, document approval, transportation, etc. for documents/data channeled through DigitalGlobe.

It is understood that the Department of State International Traffic in Arms regulations (CFR 22 Part 120 through 130) strictly apply to any data or hardware covered under this SOW.

12.6     Adapter Fit-Check

BATC shall perform a launch vehicle interface check on the satellite as defined in the Test Plan. DigitalGlobe will arrange for the launch services contractor to provide the adapter, interface portions of the separation system, and GSE. If required, DigitalGlobe will also arrange for support from the launch services contractor at no cost to BATC.

12.7     Launch Site Infrastructure

DigitalGlobe shall arrange for and provide all launch site infrastructure necessary for satellite testing and pre-launch processing. This includes lease of a satellite processing facility.

12.8     Launch Site Operations

BATC shall support the launch operations campaign including provision of the test equipment and labor required to perform the launch site unpacking, Satellite checkout as defined by the WV I&T Plan, fueling, final mating to launch vehicle, launch, and repacking for return to BATC plant. Delays associated with BATC performance shall be at BATC expense. Any other delays shall be at DigitalGlobe expense. BATC will be responsible to support meetings for the purpose of coordinating launch site operations including joint operations with the launch services contractor. All efforts associated with reprocessing due to a cancelled or aborted launch shall be at DigitalGlobe expense.

12.9     Fueling

BATC shall prepare a fueling plan and the procedures required for fueling the Satellite using an appropriate fueling cart. BATC shall prepare the fueling equipment for hydrazine loading operations and package for shipment to the launch site. BATC shall be responsible for a single fuel loading operation unless multiple fuelings are required due to reasons under BATC’s control.

BATC shall provide all required consumables, propellant, safety training, and safety equipment including SCAPE gear required to effectively and safely perform satellite fueling operations. DigitalGlobe shall arrange for disposal of all hazardous wastes and any excess materials through its Launch Services provider.

BATC shall provide support to the launch vehicle/range contractor as required to respond to range specific requirements as they pertain to the handling of the hydrazine operations.

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13.0    Mission Preparation and On-Orbit Commissioning

BATC shall assist with Mission preparation and On-orbit Commissioning by performing the following tasks and engineering services.

13.1    Training (CDIL LM-3)

13.1.1    Training Materials

BATC shall develop a training package for each satellite subsystem including the operation of the Instrument to address specifically the changes between WV-2 and WV3. The training package will be based on the Subsystem Description Documents (Paragraph 5.3.10) and include the same minimum information.

The training packages will be delivered on both paper and electronic media.

13.1.2    Training Sessions

For each subsystem, a cognizant BATC subsystem engineer shall present the training materials from paragraph 13.1.1. DigitalGlobe will provide the conference room and necessary projectors to support the presentation. DigitalGlobe reserves the right to videotape the training sessions for the purpose of training future DigitalGlobe personnel.

13.2    Command and Telemetry Handbook (CDIL LM-4)

BATC shall prepare a command and telemetry handbook. This document shall provide a definitive listing of all satellite telemetry and commands with a full description for each. The handbook shall meet the requirements identified in WV159.

13.3    Bus Subsystem Calibration Tools (CDIL LM-5)

BATC shall provide the subsystem calibration tools necessary for on-orbit calibration activities. Depending upon the final satellite design, these tools include but may not be limited to:

[**Redacted**]

13.4    DigitalGlobe Procedure Development Support

DigitalGlobe will generate the on-orbit procedures for the WV3 satellite(s). BATC shall understand the DigitalGlobe Concept-of-Operations and assist the procedure development. BATC shall review DigitalGlobe developed procedures for technical, operational, and safety concerns. [**Redacted**]

13.5    Commissioning Plan (CDIL LM-6)

DigitalGlobe shall generate the Commissioning Plan for the WV3 satellite. BATC shall assist the commissioning plan development. This includes assisting with the definition of the nominal sequence of events, required prerequisites, allowed out-of-sequence events, and required technical support for each event. DigitalGlobe will provide information about ground contacts, mission control center operations, and other necessary ground information used to create the commissioning plan(s).

The Commissioning Plan shall include subsystem initialization, calibration, and demonstration of performance requirements including, but not limited to, the following:

[**Redacted**]

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13.6    Anomaly Preparations

DigitalGlobe will generate anomaly resolution flow-charts. BATC shall assist with the anomaly flow-chart development including defining the probable anomalies and proper recovery actions/sequences. BATC shall review DigitalGlobe anomaly resolution flow-charts for technical, operational, and safety concerns.

13.7    Satellite Commissioning

13.7.1    Launch and Early Operations (LEOP) Phase

DigitalGlobe shall direct Satellite Launch and Early Operations. BATC shall provide a dedicated engineer for all satellite subsystems except for the Instrument subsystem. This support will run 24 hours per day for up to 7 days at the DigitalGlobe Mission Control Center in Longmont, CO.

13.7.2    Verification and Calibration (V&C) Phase

DigitalGlobe shall conduct the Verification and Calibration activities necessary to achieve Full Operational Capability (FOC). This includes but is not limited to satellite calibration activities such as star tracker and gyroscope calibrations.

Barring anomalies, V&C activities will nominally occur between 0600 and 1800 hours seven days per week. V&C activities will nominally require 30 days. BATC shall provide a dedicated engineer for all satellite subsystems except for the Instrument subsystem.

BATC shall also provide off-hour, on-call engineering support during V&C. A 30 minute or less call-back response is required.

13.7.2.1 Commissioning Reports (CDIL LM-7)

BATC shall produce a Commissioning Report. The report will document spacecraft bus Beginning-of-Life (BOL) performance and will update End-of-Life (EOL) performance predictions for all subsystems for which it has responsibility. At a minimum the report shall include:

a.	An explanation of significant deviations from performance metrics as identified in the satellite specification. The explanation shall include the reasons for the performance delta and the anticipated effects, if any, on the subsystem or satellite.

b.	An explanation of any known component or sub-component failures encountered during the LEOP or V&C Phases. The explanation shall include the possible causes of the failure, workarounds, updated reliability analysis for the component, subsystem, and satellite, and any impacts to DigitalGlobe’s concept of operation.

13.8    Satellite Simulator

BATC shall provide a high fidelity dynamic satellite simulator. The simulator shall simulate satellite responses to stimuli. BATC shall provide sufficient documentation to accurately capture the design, functionality, capabilities, limitations, maintenance, extension, and operation of the simulator.

13.8.1    Satellite Simulator (CDIL LM-8)

BATC shall deliver a high fidelity satellite simulator per the requirements document [**Redacted**]. [**Redacted**] BATC and DigitalGlobe shall mutually agree upon a computer hardware and operating system, called the computing platform, for use in simulator functional and performance acceptance testing. BATC shall execute spacecraft simulator acceptance testing on the identified platform. DigitalGlobe shall execute the simulator testing on the same platform.

The satellite simulator does not need to include the MGB subsystem.

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31

WV3 Satellite Statement of Work_ Doc Number 10329656

13.8.2    Documentation (CDIL LM-9)

BATC shall provide a User’s manual with sufficient detail to:

•	Develop simulation scenarios including all configuration files, scripts, procedures, ephemeris, initial conditions, etc

•	Start-up, shut-down, and operate the simulation console and all simulator components

•	Control the simulation in real-time by setting/adjusting variables

•	Inspect low level model telemetry through the simulation console and simulator components directly

•	Save, modify, and load simulator state files used to start, pause, resume, and diagnose simulation scenarios

•	Understand all log files and log entries

•	Understand and recover from all error conditions

•	Extend, modify, maintain, build and release the simulator.

•	Incorporate a new flight software release into the simulator

In this context, “maintain” refers to the functions required to upgrade to new versions of commercial products such as MatLab or Simulink, alter configuration files, or otherwise customize the implementation.

13.8.3    Source Code (CDIL LM-10)

Per the terms of the software license agreement set forth in the Agreement, BATC shall provide all BATC developed bus simulator software components in source format (non binary). Source code shall be delivered in originating and native format. BATC does not need to provide development tools or COTS software, but BATC shall provide COTS software tool configuration including supplier, part number, and revision levels of tools used (e.g. compilers, linkers, and other development tools) and all reasonable data/information necessary for DigitalGlobe to enhance, modify, compile, and deploy the simulator.

13.8.4    Delivery Schedule

BATC shall provide the simulator, manuals, and source code per Attachment 1. BATC shall deliver an updated simulator based upon LEOP/commissioning on-orbit performance. At a minimum, the following subsystem models will be updated: thermal, power, and ADCS models.

13.8.5    Technical Interchange Meetings and Design Reviews

BATC shall include DigitalGlobe in technical interchange meetings and design reviews such that DigitalGlobe can explain the intent behind various simulator requirements. BATC and DigitalGlobe shall refine high level requirements to detailed requirements during technical interchange meetings. BATC shall hold preliminary and critical design reviews for the Satellite Simulator. BATC shall hold intermediate Technical Interchange Meetings for the following modules at a minimum: the console, sensor and actuator models, redundancy modeling, fault modeling, thermal modeling, and power modeling.

13.9    Maneuver Planners

[**Redacted**]

13.9.1 [**Redacted**]

[**Redacted**]

13.9.2 [**Redacted**]

[**Redacted**]

13.9.3 [**Redacted**]

[**Redacted**]

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32

WV3 Satellite Statement of Work_ Doc Number 10329656

13.10    Software Test Bench

BATC shall maintain a test bench suitable for the development and troubleshooting of the satellite computer Flight Software. The bench will include at a minimum:

[**Redacted**]

13.11    Ground Stations

DigitalGlobe is responsible for all Ground Station equipment. DigitalGlobe operators will be the lead operators of the Ground Segment.1

13.12    Telemetry Packet Creation and Mapping Tools (CDIL LM-15)

BATC shall provide the documentation, software, and training necessary for making changes to the telemetry received from the satellite. This includes changes to both telemetry packets and the mapping of those packets into various telemetry streams under CCSDS Grade C protocol.

Initial delivery shall coincide with initial delivery of the Command & Telemetry Handbook (C&TH). BATC shall update if necessary at a. launch minus 6 months, b. final pre-launch C&TH delivery, and c. launch plus 6 months. Training shall occur coincident with Training Sessions specified in section 13.1 with delta training, if needed, at the final pre-launch C&TH delivery.

13.13    Telemetry Monitor and Response (CDIL LM-16)

BATC shall provide the documentation, software, and training necessary for making changes to flight software telemetry monitors and response actions on the satellite. This includes creation of new telemetry monitors and response actions, and changes to existing monitors and response actions.

Initial delivery shall coincide with initial delivery of the Command & Telemetry Handbook (C&TH). BATC shall update if necessary at a. launch minus 6 months, b. final pre-launch C&TH delivery, and c. launch plus 6 months. Training shall occur coincident with Training Sessions specified in section 13.1 with delta training, if needed, at the final pre-launch C&TH delivery.

14.0    Communications Flexibility and TT&C Definition

BATC shall work with DigitalGlobe to set/finalize satellite ID’s by CDR.

15.0    Facilities

BATC shall provide all facilities necessary to perform the scope of this SOW.

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33

WV3 Satellite Statement of Work_ Doc Number 10329656

ATTACHMENT 1 CONTRACT DATA ITEMS LIST

Data Item	Title	SOW Ref	Initial Submittal	Updates	Comments
PROGRAM MANAGEMENT
PM-1	Program Management Structure	4.2	[**Redacted**]	As req’d
PM-2	Master Program Schedule	4.4	[**Redacted**]	monthly
PM-3	Component/Subsystem Design Review Listing	4.5.4	[**Redacted**]	As req’d
PM-4	Component/Subsystem Test Readiness / Data Review Listing	4.5.5	[**Redacted**]	As req’d
PM-5	Documentation Listing	4.6.3	[**Redacted**]	No later than Bi-monthly
PM-6	Action Item List	4.7	[**Redacted**]	As req’d
PM-7	Historical Record of Payments & Payments Forecast	4.8.1 & 4.8.2	[**Redacted**]	monthly
DESIGN
D-1	Satellite to Instrument ICD	5.3.1	[**Redacted**]	As req’d
D-2	Satellite to Ground Station Narrowband ICD	5.3.2	[**Redacted**]	As req’d
D-3	Satellite to Ground Station Wideband Link ICD	5.3.3	[**Redacted**]	As req’d
D-4	Satellite Environmental Design and Test Specification	5.3.4	[**Redacted**]	As req’d
D-5	Contamination Control Plan	5.3.5	[**Redacted**]	As req’d
D-6	Satellite Level Requirements Verification/Compliance Matrix	5.3.6	[**Redacted**]	As req’d
D-7	Box Level Requirements Verification/Compliance Matrix	5.3.7	[**Redacted**]	As req’d
D-8	Drawings	5.3.8	[**Redacted**]	with EOs
D-9	Performance Compliance Matrix	5.3.9.1	[**Redacted**]	Quarterly
D-10	Risk Management Report	5.3.9.2	[**Redacted**]	Monthly
D-11	Subsystem Description Docs	5.3.10	[**Redacted**]	Launch –4 m; Launch + 4 m	Updates only as required
D-12	Thermal Analysis and Reports	5.3.11.a	[**Redacted**]	As req’d
D-13	Structural Analysis	5.3.11.b	[**Redacted**]	As req’d
D-14	Control System Analysis	5.3.11.c	[**Redacted**]	As req’d
D-15	Failure Modes and Effects and Criticality Analysis (FMECA)	5.3.11.d	[**Redacted**]	As req’d
D-16	Satellite Reliability Analysis	5.3.11.e	[**Redacted**]	As req’d
D-17	Satellite Imaging Performance	5.3.11.h	[**Redacted**]	As req’d
D-18	Critical Items List	5.3.13	[**Redacted**]	As req’d
D-19	Component Heritage Summary	5.3.14	[**Redacted**]	As req’d
D-20	System Engineering Reports	5.3.16	[**Redacted**]
D-21	Flight Software Code	5.3.16	[**Redacted**]	As req’d Final @ PSR
D-22	Composite Grounding Design	5.3.17	[**Redacted**]	As req’d

ITAR Controlled Document - DigitalGlobe Proprietary and Confidential

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Attch 1 - 1

WV3 Satellite Statement of Work_ Doc Number 10329656

Data Item	Title	SOW Ref	Initial Submittal	Updates	Comments
D-23	Structural, Power, Thermal, and Reliability Analytical Models	5.3.18	[**Redacted**]	L+3 m
D-24	Coordinate Transformation Document	5.3.19	[**Redacted**]	L – 4m
D-25	Flight Software Users Manual	5.3.20	[**Redacted**]	As req’d
D-26	Component Acceptance Data Package	5.3.21	[**Redacted**]	As req’d
D-27	Jitter Analysis and Test Data	5.3.22	[**Redacted**]	As req’d
D-28	Telescope Boresight Stability Data	5.3.23	[**Redacted**]	As req’d
D-29	Position and Attitude Accuracy	5.3.24	[**Redacted**]	As req’d
D-30	PDR Data Package	4.5.3	[**Redacted**]	As req’d
D-31	CDR Data Package	4.5.3	[**Redacted**]	As req’d
D-32	Satellite to MGB ICD	5.3.25	[**Redacted**]	As req’d
D-33	Electrical GSE ICD	5.3.26	[**Redacted**]	As req’d
D-34	Satellite Requirements Review	4.5.3.1	[**Redacted**]
D-35	Battery Life Prediction	5.3.11.g	[**Redacted**]	L+ 1m

PRODUCT ASSURANCE
QA-1	EEE Parts List	6.2.1	[**Redacted**]
QA-2	Material Identification and Use Listing	6.2.2	[**Redacted**]	See para 6.3.2
QA-3	As built configured article list	6.3.1	[**Redacted**]	At Launch Readiness Review
QA-4	Certification of Conformance	6.3.2	[**Redacted**]
QA-5	Product Assurance Reviews	6.4	[**Redacted**]

PROCUREMENT, PRODUCTION & TEST
PT-1	Make / Buy Plans	7.2	[**Redacted**]	As req’d
PT-2	Program Subcontract Status Report	7.5	[**Redacted**]	monthly
PT-3	WV I&T Plan	9.3	[**Redacted**]	As req’d
PT-4	Battery Maintenance Plan	9.3.e	[**Redacted**]	As req’d
PT-5	System Test Reports	9.6	[**Redacted**]
PT-6	I&T Command and Telemetry Log Files	9.8.4	[**Redacted**]	weekly
PT-7	Reserved	Na	[**Redacted**]
PT-8	Instrument Integration Readiness Review Data Package	4.5.3	[**Redacted**]
PT-9	Satellite Environmental Testing Readiness Review Data Package	4.5.3	[**Redacted**]
PT-10	Pre-Ship Review Data Package	4.5.3	[**Redacted**]

LAUNCH AND MISSION
LM-1	Missile Systems Pre-Launch Safety Package (MSPSP)	12.1	[**Redacted**]	L-52 wks TBD L-26 wks TBD
LM-2	Preliminary WV3 FEM	12.4.a	[**Redacted**]
	Preliminary CLA-to-WV3 Design Loads Comparison	12.4.b	[**Redacted**]

ITAR Controlled Document - DigitalGlobe Proprietary and Confidential

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Attch 1 - 2

WV3 Satellite Statement of Work_ Doc Number 10329656

Data Item	Title	SOW Ref	Initial Submittal	Updates	Comments
	Final WV3 FEM	12.4.c	[**Redacted**]
	Final CLA-to-WV3 Design Loads Comparison	12.4.d	[**Redacted**]
LM-3	Training Materials and sessions	13.1.1	[**Redacted**]	As revised
LM-4	Command &Telemetry Handbook	13.2	[**Redacted**]	As revised
LM-5	Calibration Tools	13.3	[**Redacted**]	As revised & L+3 m
LM-6	Commissioning Plan	13.5	[**Redacted**]	As revised
LM-7	Commissioning Report	13.7.2.1	[**Redacted**]
LM-8	Satellite Simulator	13.8.1	[**Redacted**]	See Para 3.1.b
LM-9	Satellite Simulator Documentation	13.8.2	[**Redacted**]	With LM-8
LM-10	Satellite Simulator Source Code	13.8.3	[**Redacted**]	With LM-8
LM-11	High Fidelity Maneuver Planner	13.9.1	[**Redacted**]
LM-12	Peak Estimator Algorithm	13.9.2	[**Redacted**]
LM-13	Integrative Maneuver Model	3	[**Redacted**]
LM-14	Satellite Launch Readiness Review Data Package	4.5.3	[**Redacted**]
LM-15	Telemetry Packet Creation and Mapping Tools	13.12	[**Redacted**]	See 13.12
LM-16	Telemetry Monitor and Response	13.13	[**Redacted**]	See 13.13

[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.1	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.1	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.1	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.1	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.1	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.11.i	[**Redacted**]	As rqd
[**Redacted**]	[**Redacted**]	4.5.3.11.j	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.11.k	[**Redacted**]

ITAR Controlled Document - DigitalGlobe Proprietary and Confidential

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Attch 1 - 3

WV3 Satellite Statement of Work_ Doc Number 10329656

Data Item	Title	SOW Ref	Initial Submittal	Updates	Comments
[**Redacted**]	[**Redacted**]	4.5.3.11.l	[**Redacted**]
[**Redacted**]	[**Redacted**]	4.5.3.11.m	[**Redacted**]

All items are provided for DigitalGlobe information only. Approvals are not required except for ICDs, changes to ICDs, and as otherwise noted.

ATP +1m is 1 month after Authorization to Proceed.

ITAR Controlled Document - DigitalGlobe Proprietary and Confidential

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Attch 1 - 4

ATTACHMENT 2	CUSTOMER FURNISHED EQUIPMENT LIST

Item	Title	SOW Ref	Date	Comment
FLIGHT HARDWARE
CFHW-1	[**Redacted**]	10.2.1	[**Redacted**]
CFHW-2	[**Redacted**]	10.2.2	[**Redacted**]	Flight and corresponding ground keys.
CFHW-3	[**Redacted**]	10.2.3	[**Redacted**]
CFHW-4	[**Redacted**]	10.2.4	[**Redacted**]
CFHW-5	[**Redacted**]	10.2.5	[**Redacted**]
CFHW-6	[**Redacted**]	10.2.6	[**Redacted**]

[**Redacted**]
CSIM-1	[**Redacted**]	10.3	[**Redacted**]	Remains the property of DG

[**Redacted**]
CLSE-1	[**Redacted**]	10.4.1	[**Redacted**]
CLSE-2	[**Redacted**]	10.4.1	[**Redacted**]
CLSE-3	[**Redacted**]	10.4.2	[**Redacted**]

[**Redacted**]
CGSE-1	[**Redacted**]	10.5.1.a	[**Redacted**]	Remains the property of DG
CGSE-2	[**Redacted**]	10.5.1.b	[**Redacted**]	Remains the property of DG
CGSE-3	[**Redacted**]	10.5.1.c	[**Redacted**]	Remains the property of DG
CGSE-4	[**Redacted**]	10.5.1.d	[**Redacted**]	Remains the property of DG
CGSE-5	[**Redacted**]	10.5.2.	[**Redacted**]	Remains the property of DG
CGSE-6	[**Redacted**]	10.5.2.0	[**Redacted**]	Remains the property of DG
CGSE-7	[**Redacted**]	10.5.2.0	[**Redacted**]	Remains the property of DG
CGSE-8	[**Redacted**]	10.5.3.a	[**Redacted**]	Remains the property of DG
CGSE-9	[**Redacted**]	10.5.3.b	[**Redacted**]	Remains the property of DG
CGSE-10	[**Redacted**]	10.5.3.c	[**Redacted**]	Remains the property of DG
CGSE-11	[**Redacted**]	10.5.4	[**Redacted**]	Remains the property of DG
CGSE-12	[**Redacted**]	10.5.5	[**Redacted**]	Remains the property of DG
CGSE-13	[**Redacted**]	10.5.6	[**Redacted**]	Remains the property of DG
CGSE-14	[**Redacted**]	10.5.7	[**Redacted**]	Remains the property of DG
CGSE-15	[**Redacted**]	10.5.8	[**Redacted**]	Remains the property of DG
CGSE-16	[**Redacted**]	10.5.9	[**Redacted**]	Remains the property of DG

LAUNCH VEHICLE DATA ITEM
CLD-1	WV3 Preliminary CLA	10.6	[**Redacted**]
CLD-2	WV3 Final CLA	10.6	[**Redacted**]

INSTRUMENT DATA ITEM
CID-1	WV3 Instrument Structural Data	10.7.1	[**Redacted**]
CID-2	WV3 Instrument Thermal Data	10.7.2	[**Redacted**]

DigitalGlobe will provide this equipment in accordance with the requirements of the Agreement.

Attachment 2

DigitalGlobe WorldView-3 Satellite Specification, Rev 9.0

Dated 19 December 2011

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DigitalGlobe Proprietary and Confidential

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FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 2 to Contract 60150

WorldView-3 Satellite

Specification

Document #	10329655
Revision #	9.0
Release Date	19 Dec 2011
Prepared by	George Hunyadi
Approved by	Keith Constantinides

This Document Is ITAR Controlled

This document contains Technical Data as defined and controlled under the International Traffic In Arms Regulations (ITAR). Transfer of this data by any means to a foreign person, whether in the United States or abroad, without an export license or other approval from the U.S. Department of State is prohibited.

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to DigitalGlobe™, to its subsidiaries, or to a third party to whom DigitalGlobe may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Change Record

Revision	Date	Sections	Description of Change
1.0	20 Aug 2010	All	Initial Release
[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Table of Contents

1.	SCOPE	1

1.1	PURPOSE	1
1.2	SYSTEM OVERVIEW	1
1.3	DOCUMENT OVERVIEW	1

2.	APPLICABLE DOCUMENTS	1

2.1	GOVERNMENT DOCUMENTS	2

2.1.1	[**Redacted**]	2
2.1.2	[**Redacted**]	2

2.2	NON-GOVERNMENT DOCUMENTS	2

2.2.1	[**Redacted**]	2
2.2.2	[**Redacted**]	2
2.2.3	[**Redacted**]	2

2.3	REFERENCE DOCUMENTS	2

3.	REQUIREMENTS	2

3.1	SATELLITE DEFINITION	2

3.1.1	Satellite Diagrams	2

3.1.1.1	Component Tree	2
3.1.1.2	Coordinate System	2

3.1.2	Satellite Interfaces	3

3.1.2.1	Non-interference with Outside Systems	3

3.1.2.1.1	[**Redacted**	3
3.1.2.1.2	[**Redacted**]	3
3.1.2.1.3	[**Redacted**]	3

3.1.2.2	Satellite-Global Positioning System Interfaces	3

3.1.2.2.1	Compatibility	3

3.1.2.3	Satellite-Ground Interfaces	3

3.1.2.3.1	Compatibility	3
3.1.2.3.2	Remote Ground Terminal Locations	3
3.1.2.3.3	Command Uplink	3
3.1.2.3.4	Narrowband Telemetry Downlink	3
3.1.2.3.5	Wideband Data Downlink	4

3.1.2.4	Satellite-Launch Vehicle Interfaces	4

3.1.2.4.1	Compatibility	4
3.1.2.4.2	[**Redacted**]	4
3.1.2.4.3	Umbilical	4

3.1.3	Customer Furnished Equipment	4

3.1.3.1	Instrument	4

3.1.3.1.1	Physical, Structural and Mechanical Requirements	4
3.1.3.1.2	Thermal Interfaces	5
3.1.3.1.3	Power Interfaces	5
3.1.3.1.4	Command and Telemetry Interfaces	5
3.1.3.1.5	Image Data Interfaces	6
3.1.3.1.6	EOA Thermal Control Interfaces	6
3.1.3.1.7	[**Redacted**]	6

3.1.3.2	MGB	6

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.1.3.3	[**Redacted**]	6
3.1.3.3.1	[**Redacted**]	6
3.1.3.3.2	[**Redacted**]	6
3.1.3.3.3	[**Redacted**]	6
3.1.3.3.4	[**Redacted**]	6
3.1.3.3.5	[**Redacted**]	6
3.1.3.3.6	[**Redacted**]	6
3.1.4	[**Redacted**]	6
3.1.4.2	[**Redacted**]	6
3.1.4.3	[**Redacted**]	6
3.1.4.3.1	[**Redacted**]	6
3.1.4.3.2	[**Redacted**]	6
3.1.4.4	[**Redacted**]	6
3.1.4.4.1	[**Redacted**]	6
3.1.4.4.2	[**Redacted**]	6
3.1.4.4.3	[**Redacted**]	6
3.1.4.4.4	[**Redacted**]	6
3.1.4.4.6	[**Redacted**]	6

3.2	SATELLITE CHARACTERISTICS	9

3.2.1	Performance	9

3.2.1.1	General Mission Requirements	9

3.2.1.1.1	Mission Life	9
3.2.1.1.2	Orbits	9

3.2.1.2	Satellite Operating Modes	9

3.2.1.2.1	Normal Operating Modes	9
3.2.1.2.2	Special / Contingency Modes	10
3.2.1.2.3	Intermediate and Transitional Modes	11

3.2.1.3	Pre-Launch Operations	11

3.2.1.3.1	Ground Storage	11
3.2.1.3.2	Launch Delay	11

3.2.1.4	Early Orbit Operations	12

3.2.1.4.1	Autonomous Operations After Separation	12
3.2.1.4.2	First [**Redacted**]	12
3.2.1.4.3	Commissioning	12

3.2.1.5	Mission Operations	12

3.2.1.5.1	Viewing Angles	12
3.2.1.5.2	Imaging and Downlink Operations	12
3.2.1.5.3	Stereo Imaging	13
3.2.1.5.4	Off-Nadir Imaging	13
3.2.1.5.5	[**Redacted**]	13
3.2.1.5.6	[**Redacted**]	13

3.2.1.6	Instrument Requirements	13

3.2.1.6.1	Integrated Bus/Instrument Performance Effects	13
3.2.1.6.2	[**Redacted**]	13
3.2.1.6.3	[**Redacted**]	13
3.2.1.6.4	Instrument Cleanliness	14

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7	Bus Subsystem Requirements	15

3.2.1.7.1	[**Redacted**]	15

3.2.1.7.2	ADCS	16
3.2.1.7.3	Propulsion	18
3.2.1.7.4	Flight Software	18
3.2.1.7.5	C&DH	19
3.2.1.7.6	Narrowband Communications	23
3.2.1.7.7	[**Redacted**]	24
3.2.1.7.8	EPDS	28
3.2.1.7.9	Structures and Mechanisms	28

3.2.1.7.10	Thermal Control	29

3.2.1.7.11	Direct Tasking	30

3.2.2	Physical Characteristics	33

3.2.2.1	Size Constraints	33

3.2.2.2	Mass Constraints	33
3.2.2.3	Shipping Constraints	34

3.2.3	Reliability	34

3.2.3.1	End of Life Ps	34
3.2.3.2	[**Redacted**]	34
3.2.3.3	[**Redacted**]	34
3.2.3.4	Cycle-Limited Items	34

3.2.3.4.1	[**Redacted**]	34
3.2.3.4.2	[**Redacted**]	34

3.2.4	Availability and Maintainability	34

3.2.4.1	Fault Recovery Timeline	34

3.2.4.2	Environmental Conditions	34

3.2.4.2.1	Launch Induced Environments	34
3.2.4.2.2	On-Orbit Environments	34
3.2.4.2.3	Pre-Launch Environments	35

3.3	SATELLITE DESIGN AND CONSTRUCTION	35

3.3.1	General	35

3.3.2	SEUs	35

3.3.3	Immunity to Latch-Up	35

3.3.4	Cleanliness and Contamination Control	35

3.3.4.1	[**Redacted**]	35
3.3.4.2	[**Redacted**]	35
3.3.4.3	[**Redacted**]	35
3.3.4.4	[**Redacted**]	35

3.3.5	Safety	35

3.3.6	[**Redacted**]	36

4.	VERIFICATION	36
5.	QUALITY ASSURANCE	36

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iv

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List of Tables

[**Redacted**]

List of Figures

[**Redacted**]

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v

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1.	SCOPE

1.1    Purpose

This document describes the requirements for design and implementation of the DigitalGlobe WorldView-3 Satellite, being constructed to support DigitalGlobe commercial imaging operations.

1.2    System Overview

Ball Aerospace & Technology Corporation (BATC) is providing the integrated WorldView-3 imaging satellite to DigitalGlobe, Inc. As the Space Segment Integrator (SSI), BATC is manufacturing a Spacecraft Bus that can accommodate the panchromatic + multi-spectral WorldView-3 Instrument [**Redacted**]. This will be the same Bus design as used for predecessor WorldView Satellites. The [**Redacted**] is being supplied by ITT Industries Space Systems Division (ITT) to DigitalGlobe, with miscellaneous support units / functions provided by BATC. All ITT equipment will be provided as Customer Furnished Equipment (CFE) to BATC for Satellite integration. [**Redacted**] As the SSI, BATC will then perform Satellite level testing, prepare the Satellite for launch, and support on-orbit checkout of the Satellite.

The Satellite will be in a sun-synchronous orbit at an altitude between 450 and 830 km with a descending equator crossing time between 10:00 AM and 2:00 PM. [**Redacted**] Image data is recorded by the Spacecraft Bus and is normally downlinked to DigitalGlobe ground stations. However, direct downlink to user sites may also be performed in certain circumstances. Direct downlink is via the normal wideband downlink.

A key feature of the WordView-3 Satellite is Direct Tasking, where imaging and downlink parameters are directly uplinked from a customer’s ground station to the satellite, and image data is directly downlinked to a customer’s ground station, on the same and/or successive passes. Direct Tasking supports an expanded customer base and fulfills these customers’ desires to compress the overall planning-tasking-collection-downlink timeline and to not expose their task list to outside parties (including DigitalGlobe) prior to image collection. Full command authority is maintained by DigitalGlobe, with key commands needed to initiate the image and downlink operations uploaded from DigitalGlobe ground stations.

1.3    Document Overview

This document specifies functional, performance and interface requirements for the integrated Satellite and the Spacecraft Bus, including external Satellite interfaces, Instrument-Bus interfaces and Instrument integration, Bus and Satellite test, launch, and operational requirements. Separate Interface Control Documents (ICDs) detail the specifics of the Instrument-Bus interfaces and Integration and Test processes. Satisfaction of the Satellite-level requirements contained in this specification assume the Instrument provided as CFE meets its requirements, which are documented separately. As the SSI, BATC will refer to the separate Instrument Specifications as necessary to maintain the Spacecraft Bus to Instrument ICDs and develop an integration and test plan sufficient to ensure the integrated Satellite meets its system-level functional and performance requirements.

This specification may contain requirements that have not been fully defined. These open requirements are indicated by a TBR, and/or TBD:

TBR – To Be Resolved: Indicates parameters that exist, but may change after discussions with Contractor and others (e.g.: DigitalGlobe).

TBD – To Be Determined: Indicates parameters that have not yet been determined.

2.	APPLICABLE DOCUMENTS

This document is the Satellite Specification. This specification defines the technical requirements called out in the Contract and a Statement of Work (SOW). The Contract and SOW define schedule requirements, deliverable items and programmatics. However, in the event of a conflict between a specific requirement herein and documents, then the Contract, the Statement of Work, this document, and Applicable documents shall govern in this order. If the revision is not specifically noted, the latest revision of each document applies.

At contract signing, the Environmental Design and Test Specification and Interface Control Documents from predecessor DigitalGlobe WorldView satellite programs listed below shall be considered the baseline release for WV-3. It is anticipated that the WV-3 versions of these documents will require few modifications from the predecessor baselines, with changes focused in a few key areas as driven by WV-3 unique requirements (for

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example enhanced Instrument thermal control and updated power values). The first release of the WV-3 version of each document shall supersede the predecessor version, which shall no longer be considered an Applicable Document.

Although the Satellite Integrating Contractor physically maintains many of these ICDs, their development is inherently a cooperative process. Accordingly, the latest released ICD revision shall always apply, where release is predicated on mutual agreement between all involved parties; for example the Instrument to Spacecraft ICD requires consensus between the Satellite Integrating Contractor, the Instrument Contractor, and DigitalGlobe.

2.1    Government Documents

2.1.1    [**Redacted**]

2.1.2    [**Redacted**]

2.2    Non-Government Documents

2.2.1     [**Redacted**]

2.2.2     [**Redacted**]

2.2.3     [**Redacted**]

2.3    Reference Documents

[**Redacted**]

3.	REQUIREMENTS

Remarks contained as Rationale/Info shall NOT be considered a formal part of this specification and are provided for reference only.

[**Redacted**]

3.1    Satellite Definition

This Section defines fundamental terminology and identifies the basic Satellite functions along with the provider of each function. It also provides external interface requirements and internal interface requirements for the equipment to be provided [**Redacted**] to the SSI.

3.1.1    Satellite Diagrams

3.1.1.1 Component	Tree

[**Redacted**] defines the major elements, subsystems, assemblies and units/functions of the Satellite and shows how they are allocated between DigitalGlobe’s contractors. The figure also indicates items that are delivered to the SSI [**Redacted 1 Page**].

3.1.1.2    Coordinate System

The base coordinate system used for all major Satellite element and segment mechanical interfaces shall be as shown in [**Redacted**], for example, Instrument to Spacecraft Bus and Satellite to Launch Vehicle.

Other coordinate systems may be used as appropriate within elements and/or subsystems; [**Redacted**]. The relationships between the base coordinate system and other coordinate systems shall be explicitly shown in the appropriate documents (drawings, interface control documents, etc.).

[**Redacted**]

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3.1.2    Satellite Interfaces

3.1.2.1    Non-interference with Outside Systems

3.1.2.1.1    [**Redacted**]

The Satellite shall not interfere with [**Redacted**].

3.1.2.1.2    [**Redacted**]

During normal operations, RF emissions from the Satellite shall not exceed the limits specified in the [**Redacted**].

3.1.2.1.3    [**Redacted**]

All RF emissions shall use the frequency allocation of [**Redacted**], with out-of-band emissions compliant with [**Redacted**].

3.1.2.2    Satellite-Global Positioning System Interfaces

3.1.2.2.1    Compatibility

The Spacecraft Bus shall be compatible with standard GPS interfaces as defined in [**Redacted**].

3.1.2.3    Satellite-Ground Interfaces

The following paragraphs define high-level requirements for Satellite-Ground compatibility; detailed interface requirements shall be defined in the Narrowband and Wideband Satellite-Ground ICD.

[**Redacted**]

3.1.2.3.1    Compatibility

The Satellite Narrowband and Wideband Communications Subsystems shall be compatible with [**Redacted**].

3.1.2.3.2    Remote Ground Terminal Locations

Remote Ground Terminals (RGTs) will be located as follows:

[**Redacted**]

3.1.2.3.3    Command Uplink

3.1.2.3.3.1    Effective Isotropic Radiated Power

The minimum Effective Isotropic Radiated Power (EIRP) of the command uplink antenna will be [**Redacted**].

3.1.2.3.3.2    Axial Ratio

The command uplink antenna will transmit using [**Redacted**].

3.1.2.3.4    Narrowband Telemetry Downlink

3.1.2.3.4.1    Figure of Merit (G/T)

The minimum G/T of the Narrowband receive antenna will be as follows across the frequency range of [**Redacted**] under all conditions, for the RGT locations defined in Section 3.1.2.3.2 Remote Ground Terminal Locations. These values include the effects of antenna pointing error and atmospheric conditions.

[**Redacted**]

3.1.2.3.4.2    Axial Ratio

The Narrowband receive antenna will receive using [**Redacted**].

3.1.2.3.4.3    Implementation Loss

The demodulator implementation loss for the Narrowband telemetry receiver will be [**Redacted**].

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3.1.2.3.5    Wideband Data Downlink

3.1.2.3.5.1    Figure of Merit (G/T)

The minimum G/T of the Wideband receive antenna will be as follows across the frequency range of [**Redacted**] under all conditions, for the RGT locations defined in Section 3.1.2.3.2 Remote Ground Terminal Locations. These values include the effects of antenna pointing error and atmospheric conditions.

[**Redacted**]

3.1.2.3.5.2    Axial Ratio

The Wideband receive antenna will receive using [**Redacted**].

3.1.2.3.5.3    Implementation Loss

The demodulator implementation loss for the wideband telemetry receiver will be [**Redacted**].

3.1.2.4    Satellite-Launch Vehicle Interfaces

The following paragraphs define high-level requirements for Satellite – Launch Vehicle compatibility; detailed interface requirements shall be defined in the Mission Specification.

3.1.2.4.1    Compatibility

The Satellite design shall be compatible with the [**Redacted**]

3.1.2.4.2    [**Redacted**]

The Satellite shall accommodate [**Redacted**].

3.1.2.4.3    Umbilical

The Satellite shall accommodate an umbilical to support all required functions for launch mode, including at a minimum the following critical electrical functions:

[**Redacted**]

3.1.3    Customer Furnished Equipment

3.1.3.1    Instrument

The Instrument will be provided to the SSI [**Redacted**]. The SSI shall provide interfaces as specified herein, with detailed interface requirements provided in accordance with the [**Redacted**].

3.1.3.1.1    Physical, Structural and Mechanical Requirements

3.1.3.1.1.1    Configuration

The Spacecraft Bus shall accommodate the following major Instrument assemblies and/or units:

[**Redacted**]

3.1.3.1.1.2    Size

The Spacecraft Bus shall be capable of supporting the Instrument assemblies/units as specified in the Spacecraft Bus to Instrument ICDs.

3.1.3.1.1.3    Mass Properties

[**Redacted**]

3.1.3.1.1.4    EOA-Mounted Spacecraft Bus Equipment

The SSI shall provide the following equipment to be mounted on the EOA:

[**Redacted**]

3.1.3.1.1.5    EOA Fields of View

The Spacecraft Bus shall provide the Instrument with [**Redacted**].

3.1.3.1.1.6    EOA Purge Fitting

The Satellite shall be configured to provide a purge fitting [**Redacted**].

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3.1.3.1.1.7    Assembly, Integration and Test

a)	To the maximum extent possible, the Satellite configuration shall permit independent integration of all Instrument assemblies/units and access to internal Instrument test ports and harness connections.

b)	The Satellite configuration shall allow clear access to Instrument equipment essential to integration and test activities, for example: test ports, purge lines, aperture cover, interface connectors, etc.

3.1.3.1.1.8    EOA Vibration Environment

The SI shall ensure that the [**Redacted**]

3.1.3.1.1.9    [**Redacted**]

The Spacecraft Bus shall provide radiation shielding for the [**Redacted**].

3.1.3.1.2 Thermal	Interfaces

The Spacecraft Bus shall perform the following thermal functions, with interfaces to the Instrument as specified in the Spacecraft Bus to Instrument ICDs:

[**Redacted**]

3.1.3.1.3 Power	Interfaces

The Spacecraft Bus shall provide electrical power to the Instrument as specified below, with the breakdown of individual unit powers and other characteristics as specified in the Spacecraft Bus to Instrument ICDs.

3.1.3.1.3.1    Instrument Power Feeds

The Spacecraft Bus shall provide power to all Instrument units as follows:

[**Redacted**]

3.1.3.1.3.2    Voltage

The Spacecraft Bus shall present power at the Instrument interfaces as follows:

[**Redacted**]

3.1.3.1.3.3    [**Redacted**]

[**Redacted**]

3.1.3.1.3.4    Average Operating Power

During normal operations, the Spacecraft Bus shall be able to perform [**Redacted**]

3.1.3.1.3.5    Survival Power

When in Emergency Mode, the Spacecraft Bus shall provide power as specified in [**Redacted**] via the Essential Bus, as specified in Section 3.1.3.1.3.1    Instrument Power Feeds.

3.1.3.1.3.6    Maximum Power

a)	The Spacecraft Bus shall be capable of supporting the sustained maximum Instrument power specified in [**Redacted**].

b)	The Spacecraft Bus shall [**Redacted**]

3.1.3.1.4 Command	and Telemetry Interfaces

The Spacecraft Bus shall provide the following command and telemetry interfaces to the Instrument, all of which shall be cross-strapped between the primary and redundant Spacecraft Bus electronics and primary and redundant Instrument electronics:

[**Redacted**]

3.1.3.1.4.1    Instrument Commanding

Using the specified data interfaces, the Spacecraft Bus shall forward commands to the Instrument, [**Redacted**] as documented in the Spacecraft Bus to Instrument ICDs.

3.1.3.1.4.2    Image Start and Stop Commands

The commands for [**Redacted**] shall be issued from the Spacecraft Bus [**Redacted**].

3.1.3.1.4.3    Image Duration

a)	The minimum Image duration possible shall be no more than [**Redacted**].

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b)	There shall be [**Redacted**].

c)	Image durations shall be commandable in [**Redacted**].

[**Redacted**]

3.1.3.1.4.4    Instrument Telemetry

Using the specified data interfaces, the Spacecraft Bus shall receive telemetry from the Instrument as documented in the Spacecraft Bus to Instrument ICDs. The following rules shall be applied to Instrument telemetry:

[**Redacted**]

3.1.3.1.4.5    [**Redacted**]

The Spacecraft Bus shall provide a [**Redacted**] as follows:

[**Redacted**]

3.1.3.1.5 Image	Data Interfaces

The Spacecraft Bus shall provide image data interfaces [**Redacted**]

3.1.3.1.5.     General Interface Definition

The Spacecraft Bus to Instrument data interface shall be as follows:

[**Redacted**]

3.1.3.1.5.2    Maximizing Storage and Downlink Efficiency

The Spacecraft Bus to Instrument data interface shall be capable of supporting the following Instrument configurations and shall ensure [**Redacted**]

3.1.3.1.6 EOA	Thermal Control Interfaces

[**Redacted**]

3.1.3.1.6.1    [**Redacted**]

[**Redacted**]

3.1.3.1.6.2    [**Redacted**]

[**Redacted**]

3.1.3.1.6.3    [**Redacted**]

[**Redacted**]

3.1.3.1.7 [**Redacted**]

The [**Redacted**] system will be provided to the SSI [**Redacted**]. The Spacecraft Bus shall interface to the [**Redacted**] system as specified in [**Redacted**].

3.1.3.2 MGB

The MGB will be provided to the SSI [**Redacted**]. The SSI shall meet the MGB requirements specified in the MGB Requirements Documents and Interface Control Documents.

3.1.3.3 [**Redacted**]

[**Redacted**]

3.1.3.3.1 [**Redacted**]

3.1.3.3.1.1    [**Redacted**]

[**Redacted**]

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3.1.3.3.1.2    [**Redacted**]

[**Redacted**]

3.1.3.3.1.3    [**Redacted**]

[**Redacted**]

3.1.3.3.1.4    [**Redacted**]

[**Redacted**]

3.1.3.3.2 [**Redacted**]

[**Redacted**]

3.1.3.3.3 [**Redacted**]

[**Redacted**]

3.1.3.3.3.1    [**Redacted**]

[**Redacted**]

3.1.3.3.3.2    [**Redacted**]

[**Redacted**]

3.1.3.3.3.3    [**Redacted**]

[**Redacted**].

3.1.3.3.3.4    [**Redacted**]

[**Redacted**]

3.1.3.3.4 [**Redacted**]

[**Redacted**]

3.1.3.3.4.1    [**Redacted**]

[**Redacted**]

3.1.3.3.4.2    [**Redacted**]

[**Redacted**]

3.1.3.3.4.3    [**Redacted**]

[**Redacted**]

3.1.3.3.4.4    [**Redacted**]

[**Redacted**]

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3.1.3.3.4.5    [**Redacted**]

[**Redacted**]

3.1.3.3.5 [**Redacted**]

[**Redacted**]

3.1.3.3.5.1    [**Redacted**]

[**Redacted**]

3.1.3.3.6 [**Redacted**]

[**Redacted**]

3.1.4	[**Redacted**]

[**Redacted**]

3.1.4.1 [**Redacted**]

[**Redacted**]

3.1.4.2 [**Redacted**]

[**Redacted**]

3.1.4.3 [**Redacted**]

[**Redacted**]

3.1.4.3.1 [**Redacted**]

[**Redacted**]

3.1.4.3.2 [**Redacted**]

[**Redacted**]

3.1.4.4 [**Redacted**]

[**Redacted**]

3.1.4.4.1 [**Redacted**]

[**Redacted**]

3.1.4.4.2 [**Redacted**]

[**Redacted**]

3.1.4.4.2.1    [**Redacted**]

[**Redacted**]

3.1.4.4.3 [**Redacted**]

[**Redacted**]

3.1.4.4.4 [**Redacted**]

[**Redacted**]

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3.1.4.5 [**Redacted**]

[**Redacted**]

3.2    Satellite Characteristics

This Section defines the characteristics of the Satellite required to support the mission with respect to performance, physical characteristics, reliability, availability, and environmental conditions. The SSI shall derive and otherwise define lower level requirements necessary to implement the requirements of this specification, including those that are passed to the Instrument Contractor via the Spacecraft Bus to Instrument ICD, the Environmental Design and Test Specification, and other relevant documents.

3.2.1    Performance

3.2.1.1    General Mission Requirements

3.2.1.1.1    Mission Life

The Satellite shall meet all on-orbit performance requirements for a Mission Life of [**Redacted**]. The end of this period is defined as End of Life (EOL).

[**Redacted**]

3.2.1.1.2 Orbits

3.2.1.1.2.1    General Orbit Compatibility

The Satellite shall be capable of operating at any equatorial altitude between [**Redacted**]

3.2.1.1.2.2    Reserved

3.2.1.1.2.3    Mission Orbit

The Mission Orbit shall be defined as:

[**Redacted**]

3.2.1.1.2.4    Reserved

3.2.1.1.2.5    Insertion Orbit and Dispersions

The Satellite shall be compatible with being inserted directly into any of the orbits defined under General Orbit Compatibility, [**Redacted**]

3.2.1.2 Satellite	Operating Modes

3.2.1.2.1 Normal	Operating Modes

The Satellite shall, at a minimum, provide the operating modes defined in Table 3-4 Normal Operating Modes, with the following additional requirements:

[**Redacted**]

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Table 3-4 Normal Operating Modes

Mode	Basic Satellite State	Satellite Pointing

Cruise Mode	[**Redacted**]	[**Redacted**]
[**Redacted**]		[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]		[**Redacted**]

3.2.1.2.2 Special	/ Contingency Modes

The Satellite shall, at a minimum, provide the modes defined in [**Redacted**], with the following additional requirements:

[**Redacted**]

Table 3-5 Special / Contingency Modes

Mode	Basic Satellite State	Satellite Pointing

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]

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Table 3-6 Simultaneous Operations

Simultaneous Operations	Normal Operating Modes					Special / Contingency Modes
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Recording Image Data [**Redacted**]			[**Redacted**]	[**Redacted**]

Recording Ancillary Data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Transmitting recorded Image and Ancillary Data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Recording Satellite state of health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]

Transmitting stored state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]

Transmitting real-time state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Preserving stored Image and Ancillary Data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]

Preserving stored state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]	[**Redacted**]

Receiving and executing real-time commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Receiving and storing stored commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]

Executing stored commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]

3.2.1.2.3     Intermediate and Transitional Modes

Additional intermediate and transitional modes may be defined for the Satellite and Spacecraft Bus.

[**Redacted**]

3.2.1.3     Pre-Launch Operations

3.2.1.3.1     Ground Storage

The Satellite shall be capable of being stored under proper conditions for up to [**Redacted**] without the need for refurbishment.

3.2.1.3.2     Launch Delay

a)	The Satellite shall be capable of remaining loaded with propellant for a minimum of [**Redacted**] prior to launch, while maintaining safety and status monitoring.

b)	The Satellite shall be capable of launch for up to [**Redacted**] following the integration of the Satellite to the Launch Vehicle without the need for demate, while maintaining safety and status monitoring.

c)	The Satellite shall be designed to permit [**Redacted**].

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3.2.1.4     Early Orbit Operations

3.2.1.4.1     Autonomous Operations After Separation

Following the separation event, the Satellite shall autonomously:

[**Redacted**]

3.2.1.4.2     First [**Redacted**]

Following the Autonomous Operations after Separation, the Satellite shall pose no constraints on operation such that:

[**Redacted**]

3.2.1.4.3     Commissioning

The Satellite shall pose no constraints on operation such that total Satellite on-orbit performance can be fully verified as specified in the Statement of Work.

3.2.1.5     Mission Operations

3.2.1.5.1     Viewing Angles

Viewing angles referred to in the [**Redacted**] and elsewhere in this specification shall be as defined below.

[**Redacted**]

3.2.1.5.1.1     Nominal Field of Regard

The Nominal Field of Regard shall be defined as a [**Redacted**]

3.2.1.5.1.2     Maximum Field of Regard

The Maximum Field of Regard shall be defined as a [**Redacted**]

3.2.1.5.1.3     [**Redacted**]

[**Redacted**]

3.2.1.5.1.4     [**Redacted**]

[**Redacted**]

3.2.1.5.1.5     [**Redacted**]

The Satellite shall allow operation of the [**Redacted**]

3.2.1.5.2     Imaging and Downlink Operations

The Satellite shall be capable of performing the imaging and downlink operations specified below assuming [**Redacted**]

3.2.1.5.2.1     [**Redacted**]

[**Redacted 1 Page**]

3.2.1.5.2.2     Wideband and Narrowband Downlinks

It shall be possible to perform both Wideband and Narrowband downlinks as follows:

[**Redacted**]

3.2.1.5.2.3     Instrument Mass Properties for [**Redacted**]

For purposes of verifying the Satellite’s ability to perform the DIS, [**Redacted**]

3.2.1.5.2.4     [**Redacted**]

[**Redacted**]

3.2.1.5.3     Stereo Imaging

a)	The Satellite shall be capable of collecting the stereo imagery [**Redacted**]

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b)	The Satellite shall be capable of collecting stereo imagery [**Redacted**]

3.2.1.5.4     Off-Nadir Imaging

The Satellite shall be capable of supporting off-nadir image collections as follows:

[**Redacted**]

3.2.1.5.5     Special Imaging

3.2.1.5.5.1     Minimum Capabilities

[**Redacted**]

3.2.1.5.5.2     [**Redacted**]

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3.2.1.5.6     [**Redacted**]

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3.2.1.6     Instrument Requirements

3.2.1.6.1     Integrated Bus/Instrument Performance Effects

The SSI shall perform appropriate integrated Satellite-level analyses and design work in order to ensure the Satellite meets the following performance requirements. LOS motion shall be calculated using an Instrument Finite Element Model (FEM) provided by the Instrument Contractor as defined under Applicable Documents, which shall be assumed to meet the following requirements:

[**Redacted**]

3.2.1.6.1.1     [**Redacted**]

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3.2.1.6.1.2     [**Redacted**]

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3.2.1.6.2     [**Redacted**]

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3.2.1.6.2.1     [**Redated**]

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3.2.1.6.2.2     [**Redacted**]

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3.2.1.6.3     [**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.6.3.1     [**Redacted**]

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3.2.1.6.3.2     [**Redacted**]

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3.2.1.6.3.3     [**Redacted**]

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3.2.1.6.3.4     [**Redacted**]

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3.2.1.6.3.4.1     [**Redacted**]

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3.2.1.6.3.4.2     [**Redacted**]

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3.2.1.6.3.4.3     [**Redacted**]

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3.2.1.6.3.5     [**Redacted**]

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3.2.1.6.3.5.1     [**Redacted**]

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3.2.1.6.3.5.2     [**Redacted**]

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3.2.1.6.3.6     [**Redacted**]

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3.2.1.6.4	Instrument Cleanliness

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3.2.1.6.4.1     [**Redacted**]

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3.2.1.6.4.2     [**Redacted**]

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3.2.1.7	Bus Subsystem Requirements

In addition to supporting all subsystem-level requirements derived from the Satellite-level requirements specified in the above sections, Spacecraft Bus subsystems shall meet the specific requirements contained within this section.

3.2.1.7.1	[**Redacted**]

3.2.1.7.1.1     [**Redacted**]

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3.2.1.7.1.2     [**Redacted**]

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3.2.1.7.1.3     [**Redacted**]

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3.2.1.7.1.3.1     [**Redacted**]

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3.2.1.7.1.3.2     [**Redacted**]

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3.2.1.7.1.3.3     [**Redacted**]

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3.2.1.7.1.3.4     [**Redacted**]

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3.2.1.7.1.3.5     [**Redacted**]

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3.2.1.7.1.3.6     [**Redacted**]

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3.2.1.7.1.3.7     [**Redacted**]

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3.2.1.7.1.3.8     [**Redacted**]

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3.2.1.7.1.4     [**Redacted**]

3.2.1.7.1.4.1     [**Redacted**]

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3.2.1.7.1.4.2     [**Redacted**]

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3.2.1.7.1.4.3     [**Redacted**]

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3.2.1.7.1.4.4     [**Redacted**]

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3.2.1.7.2	ADCS

3.2.1.7.2.1     [**Redacted**]

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3.2.1.7.2.2     [**Redacted**]

3.2.1.7.2.2.1     [**Redacted**]

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3.2.1.7.2.2.2     [**Redacted**]

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3.2.1.7.2.2.3     [**Redacted**]

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3.2.1.7.2.2.4     [**Redacted**]

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3.2.1.7.2.2.5     [**Redacted**]

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3.2.1.7.2.3     [**Redacted**]

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3.2.1.7.2.4     [**Redacted**]

3.2.1.7.2.4.1     [**Redacted**]

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3.2.1.7.2.4.2     [**Redacted**]

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3.2.1.7.2.5     [**Redacted**]

3.2.1.7.2.6     [**Redacted**]

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3.2.1.7.2.7     [**Redacted**]

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3.2.1.7.2.8     [**Redacted**]

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3.2.1.7.2.9.5     [**Redacted**]

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3.2.1.7.2.10     [**Redacted**]

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3.2.1.7.2.11     Solar Arrays

In all modes of operation except Launch Mode, the ADCS shall be capable of pointing the Solar Array as follows:

[**Redacted**]

3.2.1.7.2.12     Wideband Antenna

While in Cruise Mode, Earth or Fixed Frame Imaging Mode, or maneuvering to/from Images, the ADCS shall be capable of pointing the Wideband Antenna as follows:

[**Redacted**]

3.2.1.7.3	Propulsion

3.2.1.7.3.1     Minimum Delta-V Capability

The Propulsion subsystem shall provide at least [**Redacted**]

3.2.1.7.3.2     Propellant Budget

The SSI shall develop and maintain a [**Redacted**]

3.2.1.7.3.3     Inefficiencies of Operation

The propellant budget shall, at a minimum, account for the following inefficiencies of operation:

[**Redacted**]

3.2.1.7.3.4     Thruster Orientation

[**Redacted**]

3.2.1.7.3.5     [**Redacted**]

[**Redacted**]

3.2.1.7.4	Flight Software

3.2.1.7.4.1     [**Redacted**]

The Flight Software shall provide the capability to [**Redacted**].

3.2.1.7.4.2     Modularity

The design of the Satellite flight software shall be [**Redacted**].

3.2.1.7.4.2.1     Module Size

The patching or replacing of any single Satellite flight software module shall not require more than [**Redacted**] or the [**Redacted**] shall be uploadable in no more than [**Redacted**] split across multiple contacts [**Redacted**].

3.2.1.7.4.3     Parameterization

The design of the Satellite flight software shall incorporate parameterization to support operational flexibility and command versatility.

[**Redacted**]

3.2.1.7.4.3.1     Parameter Range and Resolution

Parameters shall have enough range and resolution to permit operation of the Satellite to the requirements of this specification without having to patch the Satellite Flight software.

3.2.1.7.4.3.2     [**Redacted**]

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.4.4     [**Redacted**]

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3.2.1.7.4.4.1     [**Redacted**]

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3.2.1.7.4.4.2     [**Redacted**]

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3.2.1.7.4.5     [**Redacted**]

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3.2.1.7.4.6     [**Redacted**]

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3.2.1.7.4.7     [**Redacted**]

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3.2.1.7.4.7.1     [**Redacted**]

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3.2.1.7.4.8     [**Redacted**]

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3.2.1.7.4.9     [**Redacted**]

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3.2.1.7.4.10     [**Redacted**]

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3.2.1.7.4.11     [**Redacted**]

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3.2.1.7.5	C&DH

3.2.1.7.5.1     Commands

3.2.1.7.5.1.1     Command Formats

Commands shall be formatted as specified in the [**Redacted**].

3.2.1.7.5.1.2     Command Length

Commands shall be [**Redacted**] to assure compatibility with [**Redacted**] with [**Redacted**] and [**Redacted**].

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.5.1.3     [**Redacted**]

[**Redacted**]

3.2.1.7.5.1.4     [**Redacted**]

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3.2.1.7.5.1.5     [**Redacted**]

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3.2.1.7.5.1.6     [**Redacted**]

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3.2.1.7.5.1.7     [**Redacted**]

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3.2.1.7.5.1.8     [**Redacted**]

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3.2.1.7.5.1.9     [**Redacted**]

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3.2.1.7.5.1.10     Unique Satellite Identification

The Satellite identification used for command verification and acceptance shall be unique for each redundancy string and shall be different than IDs used on previous DigitalGlobe satellites.

[**Redacted**]

3.2.1.7.5.2     State-of-Health Telemetry

3.2.1.7.5.2.1     Telemetry Content

The C&DH subsystem shall collect and format housekeeping telemetry for the Spacecraft Bus [**Redacted**] sufficient to provide the following capabilities on the ground:

[**Redacted**]

3.2.1.7.5.2.2     Telemetry Format

The C&DH subsystem shall format and transmit the [**Redacted**] as follows:

[**Redacted**]

3.2.1.7.5.2.3     [**Redacted**]

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.5.2.4     [**Redacted**]

[**Redacted**]

3.2.1.7.5.2.5     [**Redacted**]

[**Redacted**]

3.2.1.7.5.2.6     Unique Satellite Identification

All telemetry data shall periodically include a Satellite identification that is different than IDs used on previous DigitalGlobe satellites.

[**Redacted**]

3.2.1.7.5.2.7     Storage Capacity

The C&DH subsystem shall be capable of storing at least 36 hours of telemetry at an average rate of [**Redacted**].

[**Redacted**]

3.2.1.7.5.2.8     [**Redacted**]

[**Redacted**]

3.2.1.7.5.2.9     [**Redacted**]

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3.2.1.7.5.3     [**Redacted**]

[**Redacted**]

3.2.1.7.5.4     Ancillary Data

During normal operations, the C&DH subsystem shall collect Ancillary Data from Bus and Instrument equipment and forward it [**Redacted**]

3.2.1.7.5.4.1     Standard Content

The standard content of the two Ancillary Data streams shall be as defined in [**Redacted**].

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Table 3-10 Standard Ancillary Data Content

Data Type	Description	Frequency	Minimum Rate
Continuous Ancillary Data Stream
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]

Image Ancillary Data Stream

[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]

3.2.1.7.5.4.2     Format

The C&DH subsystem shall format the [**Redacted**]

3.2.1.7.5.4.3     Redefinable Content

It shall be possible to independently re-define the content of [**Redacted**], subject to data bandwidth constraints.

[**Redacted**]

3.2.1.7.5.4.4     [**Redacted**]

[**Redacted**]

3.2.1.7.5.4.5     Data Transfer

The C&DH subsystem shall transfer the Ancillary Data to the MDR as follows:

[**Redacted**]

3.2.1.7.5.4.6     [**Redacted**]

[**Redacted**]

3.2.1.7.5.4.7     [**Redacted**]

[**Redacted**]

3.2.1.7.5.5     Command & Telemetry Protocol

The satellite shall meet the requirements for the satellite command and telemetry protocol as specified in the [**Redacted**]

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3.2.1.7.6	Narrowband Communications

3.2.1.7.6.1     Command Uplink

3.2.1.7.6.1.1     Uplink Bit Rate

The Command Uplink shall operate at one of two selectable rates, including all headers and other formatting, as follows:

[**Redacted**]

3.2.1.7.6.1.2     Bit Error Rate

The Command Uplink shall provide a bit error rate not to exceed [**Redacted**].

3.2.1.7.6.1.3     Availability

The Command Uplink shall provide an availability of at least [**Redacted**].

3.2.1.7.6.1.4     Elevation Angle

The Command Uplink shall operate at elevation angles of [**Redacted**].

3.2.1.7.6.1.5     Link Margin

The Command Uplink shall meet all performance and functional requirements specified herein at EOL with a link margin of at least [**Redacted**].

3.2.1.7.6.1.6     [**Redacted**]

[**Redacted**]

3.2.1.7.6.1.7     Modulation

The Command Uplink shall be modulated using [**Redacted**].

3.2.1.7.6.1.8     Radio Frequency

The nominal Command Uplink carrier frequency shall be [**Redacted**].

3.2.1.7.6.1.9     Antenna Coverage

Command Uplink antenna coverage shall be provided as follows:

[**Redacted**]

c) Provides realistic allowances for blockages by the Instrument.

3.2.1.7.6.1.10     Antenna Polarization

The Command Uplink antenna shall use [**Redacted**].

3.2.1.7.6.1.11     Idle Patterns

[**Redacted**]

3.2.1.7.6.2     Telemetry Downlink

3.2.1.7.6.2.1     [**Redacted**] Telemetry Bit Rate

The Telemetry Downlink shall be at the following selectable rates, including all header and other formatting required to structure the commands:

[**Redacted**]

3.2.1.7.6.2.2     [**Redacted**] Telemetry Bit Rate

The Telemetry Downlink shall be at a rate of [**Redacted**].

3.2.1.7.6.2.3     Bit Error Rate

The Telemetry Downlink shall provide a bit error rate not to exceed [**Redacted**].

3.2.1.7.6.2.4     Availability

The Telemetry Downlink shall provide an availability of at least [**Redacted**].

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.6.2.5     Elevation Angle

The Telemetry Downlink shall operate at elevation angles of [**Redacted**].

3.2.1.7.6.2.6     Link Margin

The Telemetry Downlink shall meet all performance and functional requirements specified herein at EOL with a link margin of at least [**Redacted**].

3.2.1.7.6.2.7     [**Redacted**]

[**Redacted**]

3.2.1.7.6.2.8     [**Redacted**]

[**Redacted**]

3.2.1.7.6.2.9     Modulation

a)	The Telemetry Downlink shall use [**Redacted**] modulation as specified in the [**Redacted**].

b)	Any processing of the original data stream before transmission shall result in a [**Redacted**].

3.2.1.7.6.2.10     Radio Frequency

The nominal Telemetry Downlink carrier frequency shall be [**Redacted**].

3.2.1.7.6.2.11     Antenna Coverage: Special / Contingency Modes

a)	Telemetry Downlink antenna coverage shall support all RF performance requirements specified herein (e.g. all downlink rates, both real-time and stored telemetry, BER, availability, elevation angle, etc.) with a [**Redacted**] when transmitting within [**Redacted**].

b)	A minimum elevation angle up to [**Redacted**] shall be permitted.

c)	It shall be permissible to require ground commands in order to [**Redacted**] for operation in this mode, for example to switch from [**Redacted**] to [**Redacted**]

3.2.1.7.6.2.12     Antenna Coverage: Normal Operating Modes

Telemetry Downlink antenna coverage shall support all RF performance requirements specified herein (e.g. all downlink rates, BER, link margin, etc.) as follows:

[**Redacted**]

3.2.1.7.6.2.13     Antenna Polarization

The Telemetry Downlink antenna shall use [**Redacted**]

3.2.1.7.6.2.14     Adjustable RF Output Power

The Telemetry Downlink shall provide the capability to adjust RF output power levels by ground command (real-time or stored), in increments sufficient to meet the link margin and interference limits specified in Sections 3.2.1.7.6.2.6 Link Margin and 3.1.2.1 Non-interference with Outside Systems, at any altitude over the range specified in Section 3.2.1.1.2.1 General Orbit Compatibility.

[**Redacted**]

3.2.1.7.7	[**Redacted**]

[**Redacted**]

3.2.1.7.7.1     [**Redacted**]

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.7.1.1     [**Redacted**]

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3.2.1.7.7.1.2     [**Redacted**]

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3.2.1.7.7.1.3     [**Redacted**]

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3.2.1.7.7.1.11     [**Redacted**]

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3.2.1.7.7.1.12     [**Redacted**]

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3.2.1.7.7.1.13     [**Redacted**]

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3.2.1.7.7.1.14     [**Redacted**]

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3.2.1.7.7.1.15     [**Redacted**]

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3.2.1.7.7.2.6     [**Redacted**]

3.2.1.7.7.2.7     [**Redacted**]

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3.2.1.7.7.2.8     [**Redacted**]

3.2.1.7.7.2.9     [**Redacted**]

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3.2.1.7.7.2.10     [**Redacted**]

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3.2.1.7.7.2.11     [**Redacted**]

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3.2.1.7.7.2.14     [**Redacted**]

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3.2.1.7.7.2.16     [**Redacted**]

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3.2.1.7.7.2.20     [**Redacted**]

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3.2.1.7.7.2.21     [**Redacted**]

[**Redacted**]

3.2.1.7.8	EPDS

3.2.1.7.8.1     Functional Requirements

The EPDS shall perform the following functions under the Conditions and Operational Scenarios specified below:

a)	Provide sufficient power to all Spacecraft Bus and Instrument equipment to

[**Redacted**]

3.2.1.7.8.2     Realistic Worst Case Conditions

EPDS performance shall be evaluated under realistic worst-case conditions [**Redacted**], including, but not limited to:

[**Redacted**]

3.2.1.7.8.3     Operational Scenarios

EPDS performance shall be evaluated using the following operational scenarios for the range of orbits specified in Section 3.2.1.1.2.1 General Orbit Compatibility. For requirements verification, it is acceptable to perform in-depth analysis [**Redacted**]

3.2.1.7.8.4     Instrument Power

The EPDS shall provide power to the Instrument as specified in Section 3.1.3.1.3 Power Interfaces.

3.2.1.7.8.5     [**Redacted**]

[**Redacted**]

3.2.1.7.8.6     [**Redacted**]

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3.2.1.7.8.7     [**Redacted**]

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3.2.1.7.8.8     [**Redacted**]

[**Redacted**]

3.2.1.7.9	Structures and Mechanisms

3.2.1.7.9.1     Functional Requirements

The Structure shall perform the following functions:

a)	Support all Bus and [**Redacted**] equipment through all mission phases, including pre-launch, launch, initialization, normal operations, and EOL disposal.

b)	[**Redacted**]

3.2.1.7.9.2     Factors and Margins of Safety

[**Redacted**]

3.2.1.7.9.3     Mechanisms

3.2.1.7.9.3.1     [**Redacted**]

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.9.3.2     Accessibility

Deployment devices shall be accessible with minimum disturbance to the relative position of the mechanisms or their thermal control hardware.

3.2.1.7.9.3.3     Thermal Constraints

There shall be no thermal constraints against the operation of any mechanism at any time during the Satellite Mission Life such that:

[**Redacted**]

3.2.1.7.9.3.4     [**Redacted**]

[**Redacted**]

3.2.1.7.9.3.5     [**Redacted**]

[**Redacted**]

3.2.1.7.10     Thermal Control

3.2.1.7.10.1     Functional Requirements

The Thermal Control subsystem shall autonomously perform the following functions under the Conditions and Operational Scenarios specified below:

[**Redacted**]

3.2.1.7.10.2     Realistic Worst Case Conditions

Thermal Control Subsystem performance shall be evaluated under realistic worst-case conditions (i.e. precluding combinations of conditions that can not physically occur), including, but not limited to:

[**Redacted**]

3.2.1.7.10.3     Operational Scenarios

The Thermal Control Subsystem performance shall be evaluated using the following operational scenarios for the range of orbits specified in Section 3.2.1.1.2.1 General Orbit Compatibility. For requirements verification, it is acceptable to perform in-depth analysis [**Redacted**]

3.2.1.7.10.4     [**Redacted**]

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ITAR-Controlled Document

DigitalGlobe Proprietary and Confidential

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

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3.2.1.7.11     Direct Tasking

The Satellite shall provide Direct Tasking capabilities as specified below, with the following definitions of key terms:

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3.2.1.7.11.1     [**Redacted**]

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Use or disclosure of data is subject to the restriction on the title page of this document.

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.1.7.11.1.6     [**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

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3.2.2 Physical Characteristics

3.2.2.1     Size Constraints

The size of the integrated Satellite shall be compatible with the specified Launch Vehicles and Shipping Constraints.

3.2.2.2     Mass Constraints

The total Satellite mass (including all parts of the Launch Vehicle adapter / separation mechanism that remain with the Satellite after separation) shall not exceed the limits established by the [**Redacted**] and the [**Redacted**].

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.2.3	Shipping Constraints

The Satellite and associated Ground Support Equipment (GSE), including the shipping container, shall be designed to allow transportation to the Launch Site via the [**Redacted**] or by [**Redacted**] and [**Redacted**].

3.2.3     Reliability

3.2.3.1     End of Life Ps

[**Redacted**]

3.2.3.2     [**Redacted**]

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3.2.3.3     [**Redacted**]

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3.2.3.4     Cycle-Limited Items

Items whose life is limited by the total number of operating cycles shall meet all on-orbit performance requirements after operating for [**Redacted**] the predicted number of cycles, including all cycles incurred during both the Mission Life and during ground testing. Cycle-limited items shall include at a minimum:

[**Redacted**]

3.2.3.4.1     [**Redacted**]

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3.2.3.4.2     [**Redacted**]

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3.2.4     Availability and Maintainability

3.2.4.1     Fault Recovery Timeline

The Satellite equipment provided by the SSI shall be designed to allow recovery from any fault conditions and single event upsets or latch-ups within [**Redacted**] of ground operator intervention, with the exception of [**Redacted**], which shall take no longer than [**Redacted**]

3.2.4.2     Environmental Conditions

The Satellite shall meet all functional and performance requirements after exposure to the following environments.

3.2.4.2.1     Launch Induced Environments

[**Redacted**]

3.2.4.2.2     On-Orbit Environments

On-orbit environments shall be consistent with operation in the Mission Orbit for the Mission Life and shall include, at a minimum:

[**Redacted**]

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DigitalGlobe Proprietary and Confidential

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.2.4.2.3     Pre-Launch Environments

Except for any specific testing aimed at verifying the design margins, the Satellite shall not be subjected to any environments that exceed the launch and on-orbit environments. This includes integration and test activities, transportation, launch site processing, and the period the Satellite is within the Launch Vehicle Fairing prior to launch.

3.3     Satellite Design and Construction

3.3.1	General

The Satellite Design and Construction shall be performed per standard SSI practices in accordance with the Environmental Design and Test Specification and the DigitalGlobe Space Segment Specification Addendum, including at a minimum the following items:

[**Redacted**]

3.3.2	SEUs

[**Redacted**]

3.3.3	Immunity to Latch-Up

[**Redacted**]

3.3.4	Cleanliness and Contamination Control

[**Redacted**]

3.3.4.1	[**Redacted**]

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3.3.4.2	[**Redacted**]

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3.3.4.3	[**Redacted**]

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3.3.4.4	[**Redacted**]

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3.3.5	Safety

The Satellite shall be designed to allow for safe handling, operation, transportation, fuel loading and pressurization through all mission phases. It shall comply with the specific requirements of [**Redacted**], including at a minimum:

[**Redacted**]

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

3.3.6	[**Redacted**]

[**Redacted**]

4.	VERIFICATION

Requirements verification shall be performed per standard SSI practices, in accordance with the DigitalGlobe Space Segment Specification Addendum and the Statement of Work.

5.	QUALITY ASSURANCE

Quality Assurance shall be performed per standard SSI practices, in accordance with the DigitalGlobe Space Segment Specification Addendum and the Statement of Work.

ITAR-Controlled Document

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Attachment 3

WorldView3 Payment Milestone Schedule, Rev 5.0

Dated 14 December 2011

WorldView 3 Payment Milestone Schedule

Exhibit 3 to WV3 Satellite Agreement # 60150

Item #	Invoice Date	Line Item	Description	Milestone Value	Cumulative Milestones	Termination Liability
1	[**Redacted**]		Milestone 1 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
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3	[**Redacted**]		Milestone 3 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
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5	[**Redacted**]		Milestone 5 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
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Item #	Invoice Date	Line Item	Description	Milestone Value	Cumulative Milestones	Termination Liability
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		44b	[**Redacted**]	[**Redacted**]
		44c	[**Redacted**]	[**Redacted**]
		44d	[**Redacted**]	[**Redacted**]

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Item #	Invoice Date	Line Item	Description	Milestone Value	Cumulative Milestones	Termination Liability

45	[**Redacted**]		Milestone 45 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		45a	[**Redacted**]	[**Redacted**]
		45b	[**Redacted**]	[**Redacted**]

46	[**Redacted**]		Milestone 46 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		46a	[**Redacted**]	[**Redacted**]
		46b	[**Redacted**]	[**Redacted**]
		46c	[**Redacted**]	[**Redacted**]
		46d	[**Redacted**]	[**Redacted**]

47	[**Redacted**]		Milestone 47 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		47a	[**Redacted**]	[**Redacted**]

48	[**Redacted**]		Milestone 48 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		48a	[**Redacted**]	[**Redacted**]
		48b	[**Redacted**]	[**Redacted**]
		48c	[**Redacted**]	[**Redacted**]

			TOTALS	$217,562,399	$217,562,399	$217,562,399

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Attachment 4

WorldView3 Satellite Simulator Specification, Rev 4.0

Dated 12 December 2011

ITAR Controlled Document

[**Redacted**]

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 9.0: 19 Dec 2011

Attachment 5

[**Redacted**]